SIT MUTUAL FUNDS

                                   STOCK FUNDS

                                  ANNUAL REPORT

                            YEAR ENDED JUNE 30, 2002



                            A FAMILY OF NO-LOAD FUNDS
                            -------------------------

                                  BALANCED FUND
                              LARGE CAP GROWTH FUND
                               MID CAP GROWTH FUND
                            INTERNATIONAL GROWTH FUND
                              SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                            STOCK FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----

Chairman's Letter                                                    2

Performance Summary and Stock Funds Market Review                    4

Average Annual Total Returns                                         6

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

         Balanced Fund                                               8

         Large Cap Growth Fund                                      14

         Mid Cap Growth Fund                                        18

         International Growth Fund                                  22

         Small Cap Growth Fund                                      26

         Science and Technology Growth Fund                         30

         Developing Markets Growth Fund                             34

Notes to Portfolios of Investments                                  38

Statements of Assets and Liabilities                                40

Statements of Operations                                            42

Statements of Changes in Net Assets                                 44

Notes to Financial Statements                                       47

Financial Highlights                                                54

Independent Auditors' Report                                        61

Information About Directors and Officers                            62

Federal Tax Information                                             66

A Look at Sit Mutual Funds                                          67

[PHOTO]  SIT MUTUAL FUNDS
         YEAR ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         CHAIRMAN'S LETTER


Dear Fellow Shareholders:

Despite increasing signals that the U.S. economy is now on the upswing, stocks have remained under pressure in recent months. Although some of the issues facing the markets will not be resolved overnight, we believe increasingly attractive valuations and improving earnings will lead to higher share prices in the year ahead.

ECONOMIC OVERVIEW

Although the equity market has yet to be swayed, the U.S. economy has performed admirably in recent months, particularly relative to expectations immediately following the tragic events of 9/11. While spending at the corporate level has remained well below trend, the U.S. consumer continues to be the backbone of the economy, despite the weak stock market and unemployment trends. Tax cuts, low interest rates, zero-percent financing by auto manufacturers, and continued discounts by retailers are among the factors encouraging Americans to spend. The strength in consumer spending, which accounts for nearly 70% of Gross Domestic Product (GDP), was a key factor underlying the +6.1% GDP growth during the first quarter of 2002. An increase in inventories and accelerating government spending were also significant factors. We do expect, however, that second quarter growth will moderate from the remarkable pace of the first quarter. A modest slowdown in consumer spending and a smaller boost from inventories are two reasons GDP may grow to approximately 1.0% during the quarter. However, we do not envision a further deceleration from the second quarter's rate of growth. Among the reasons for our optimism include continued low interest rates, a remarkably strong housing sector, a rebounding industrial economy, a sharp acceleration in government spending, and a weaker dollar that should boost exports.

Interest rates have remained at low levels, in part because inflation remains highly contained. The most recently released Consumer Price Index (CPI) data receded to near the cyclical low reached in early 2002 of +1.2%, measured on a year-over-year basis. We expect inflation to rise only moderately in the months ahead, although oil prices remain a wild card. The benign inflation outlook is one factor that has allowed the Federal Reserve to keep interest rates on hold until clear signs of sustained economic acceleration emerge. We believe that the Federal Reserve is unlikely to change interest rates over the next several months, most likely waiting until the employment prospects brighten. In this regard, we expect a gradual increase in intermediate and long-term interest rates as investors begin to anticipate a Federal Reserve rate increase, perhaps in early 2003.

The country's fiscal status remains challenging, due to a surge in government spending and lower tax receipts. The Department of the Treasury's report for May showed that outlays rose +19.3%, while receipts declined -18.4%. This produced a deficit of $80 billion, the largest monthly figure in 22 years. While the weaker economy has been a key factor behind the lower revenue base, Washington has clearly not followed Corporate America's lead in reducing costs during an economic slowdown. On the outlay side, while defense expenditures were understandably up +15.7% in the first eight months of the fiscal year, other sectors have experienced large increases as well. For example, both income security outlays and Medicare grew at double-digit rates from the prior year. It is our view that the negative trend in the domestic fiscal outlook will prompt significant and contentious debate in Washington as the situation worsens.

EQUITY STRATEGY SUMMARY

Market psychology has reversed since the peak of the bull market in early 2000, and we have now undergone two years of "adjustment," both in terms of the economy and investor expectations. Disappointing corporate earnings, accounting controversies, and terrorism concerns have all contributed to the difficult equity market conditions over the past twelve months. However, even factoring in these considerations, we believe stocks are undervalued, particularly relative to interest rates. Although financial theory suggests that lower interest rates should permit higher valuations (e.g., P/E ratios) for stocks, this has clearly not held true over the past twelve

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months. Based on our projections for operating earnings in the year ahead, P/E ratios are considerably lower than one year ago, despite a 60 basis point drop in the 10-year Treasury yield. In our view, valuations for growth stocks are particularly compelling.

Aside from improved valuation, another key reason for optimism is that corporate earnings appear to have finally turned the corner. In fact, the second quarter of 2002 should mark the first positive growth in operating earnings for the S&P 500 Index since the third quarter of 2000. Growth is being fueled by the combination of improving economic conditions and easier comparisons (versus depressed year-ago levels). In general terms, across Sit Mutual Fund equity portfolios, our investment strategy is predicated on a gradual recovery in the economy and a cyclical rebound in corporate profits. More specifically, while valuations and secular growth potential play the critical role, current sector weightings are based on those areas that we believe have the greatest potential to rebound as economic conditions improve. Examples of heavily weighted or overweighted sectors that we believe will benefit from improving economic and equity market conditions include electronic technology, technology services, finance, health technology, and producer manufacturing.

Growth stocks have underperformed value issues since the economy began slowing in early 2000. A major factor underlying the poor relative performance was the unprecedented slowdown in capital spending, which impacted the heavily weighted technology sectors. However, we believe many technology end-markets have stabilized and will benefit as economic conditions improve. In addition, technology companies' cost-cutting efforts will undoubtedly result in a sharp improvement in profit margins once volumes improve. Another factor underlying recent growth stock performance relates to their high valuations prior to this two-year market correction. As we have studied long-term valuations of growth and value styles, our analysis shows that the underlying relative valuations are now consistent with historical averages. Therefore, we believe earnings growth will be the most significant determinant of relative performance, which adds to the appeal of growth stocks.

We continue to remain optimistic about many markets outside the U.S. The same factors now benefiting the U.S. economy also exist in many other regions around the world, including low interest rates, stable inflation, fiscal and monetary stimulus, and relatively healthy consumer demand. We have recently increased our commitment to Asia, where the economic recovery has rapidly gained momentum and corporate earnings prospects are on the rise. In addition, the worst appears over for Japan, although domestic demand continues to remain a concern. Although we remain optimistic on the long-term prospects for Europe, the recent appreciation in the Euro, which may dampen prospects for export-driven companies, has led to a reduction in our allocation to the region. Latin America remains an area of concern as key countries continue to face fiscal problems, financial constraints and political uncertainties.

Since the inception of Sit Investment Associates in 1981, the first tenet of our Corporate Value Statement has been "To operate under the highest ethical and professional analysis." The revelations over the past several months indicate that many executives do not share these aspirations with our Firm. While the shake-out is not completely over, we believe that heightened investor scrutiny and, to a lesser extent, regulation, stand to correct the reprehensible corporate behavior that has understandably shaken investors' confidence. We would like to assure you that it remains our commitment to not only continue to stand by our shareholders and put their best interests first, but also to invest in companies that share our values.


With best wishes,


/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND STOCK FUNDS MARKET REVIEW

   Domestic equity indices generally moved sharply lower over the past twelve months, with most major indices that we monitor posting double-digit declines.
   Domestically, small and mid capitalization stocks continued to outperform larger issues. Over the past twelve months, the S&P 500 Index fell -18.0%, while the S&P 400 MidCap Index and the Russell 2000 Index fell -4.7% and -8.6%, respectively. Value stocks significantly outperformed growth stocks over the period, as investors preferred more conservative investments in the volatile economic and investment environment. The growth-value return differential was the greatest among smaller stocks. For example, the Russell 1000 Growth Index fell -26.5% over the past year, while the Russell 1000 Value fell -9.0%, amounting to a 17.5% difference. The difference between the Russell 2000 Growth (-25.0% for the year) and the Russell 2000 Value (+8.5%) was a striking 33.5%. Growth indices were clearly weighed down by the negative performance of the heavily weighted technology sectors over the period.
   There was a particularly wide differential in sector performance over the past twelve months. The most "defensive" sectors and value-oriented cyclical areas of the market generally fared the best. For example, within the S&P 500 Index, sectors that outperformed the overall index over the period include health services, consumer non-durables, process industries, and energy minerals. The sectors that underperformed the broader market over the past twelve months tended to be those most significantly impacted by the weak capital spending environment. The laggards include industrial services, communications, electronic technology, technology services, and producer manufacturing sectors.
   As measured by Morgan Stanley Capital International (MSCI) indices, each major geographic region posted a negative return over the past twelve months. The MSCI Europe Index decreased -7.7% over the period. The MSCI Pacific Index fell -13.5%, weighed down by the heavily weighted Japanese component, which fell -16.8%. The broadest measure of global equity performance, the MSCI World Index, fell -15.2% over the twelve-month period.

                                         1990         1991          1992
                                      --------------------------------------
SIT BALANCED                             --           --            --
----------------------------------------------------------------------------
SIT LARGE CAP GROWTH                    -2.37%       32.72%         4.94%
----------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                   -2.04        65.50         -2.14
----------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)              --           4.10(4)       2.69
----------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                  --           --            --
----------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)     --           --            --
----------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)         --           --            --
----------------------------------------------------------------------------
S&P 500 INDEX                           -3.05        30.46          7.64
S&P MIDCAP 400 INDEX                    -5.12        50.11         11.92
MSCI EAFE INDEX                          --           0.26        -12.17
RUSSELL 2000 INDEX                       --           --            --
MSCI EMERGING MARKETS FREE INDEX         --           --            --

                                        NASDAQ
                                        SYMBOL          INCEPTION
                                        ------          ---------
SIT BALANCED                            SIBAX           12/31/93
----------------------------------------------------------------------------
SIT LARGE CAP GROWTH                    SNIGX           09/02/82
----------------------------------------------------------------------------
SIT MID CAP GROWTH                      NBNGX           09/02/82
----------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                SNGRX           11/01/91
----------------------------------------------------------------------------
SIT SMALL CAP GROWTH                    SSMGX           07/01/94
----------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH       SISTX           12/31/97
----------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH           SDMGX           07/01/94
----------------------------------------------------------------------------
S&P 500 INDEX(5)
S&P MIDCAP 400 INDEX(5)
MSCI EAFE INDEX(6)
RUSSELL 2000 INDEX(7)
MSCI EMERGING MARKETS FREE INDEX(8)


-------------------------------------------------------------------------------
(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.
(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.
(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.
(4) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

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
                  TOTAL RETURN - CALENDAR YEAR
                                                                                                     YTD
   1993      1994        1995      1996       1997       1998       1999       2000       2001       2002
-----------------------------------------------------------------------------------------------   ----------
   --       -0.33%      25.43%    15.80%     21.73%     21.30%     20.15%     -4.80%    -12.99%    -14.54%
------------------------------------------------------------------------------------------------------------
   3.15%     2.83       31.66     23.05      31.70      30.56      33.41     -13.84     -27.70     -23.41
------------------------------------------------------------------------------------------------------------
   8.55     -0.47       33.64     21.87      17.70       6.84      70.65      -4.35     -33.39     -24.31
------------------------------------------------------------------------------------------------------------
  48.37     -2.99        9.36     10.31       4.81      18.95      50.77     -26.66     -33.26     -13.68
------------------------------------------------------------------------------------------------------------
   --       11.57(4)    52.16     14.97       7.63       1.97     108.63       6.25     -28.19     -16.46
------------------------------------------------------------------------------------------------------------
   --        --          --        --         --        38.40      85.98      -6.55     -47.78     -38.21
------------------------------------------------------------------------------------------------------------
   --       -2.02(4)    -4.29     17.27      -5.20     -24.93      82.50     -30.18     -12.01      -7.00
------------------------------------------------------------------------------------------------------------
  10.07      1.32       37.58     22.96      33.36      28.58      21.04      -9.11     -11.88     -13.16
  13.95     -3.60       30.94     19.19      32.29      19.11      14.72      17.50      -0.61      -3.21
  32.56      7.78       11.21      6.05       1.78      20.00      26.96     -14.17     -21.44      -1.62
   --        4.61       28.45     16.49      22.36      -2.54      21.26      -3.02       2.49      -4.70
   --        2.80       -6.94      3.92     -13.40     -27.52      63.70     -31.80      -4.91       0.74


                                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                         PERIODS ENDED JUNE 30, 2002
          TOTAL RETURN              -------------------------------------------------------------------------
    QUARTER       SIX MONTHS                                                               SINCE
 ENDED 6/30/02   ENDED 6/30/02        1 YEAR       3 YEARS      5 YEARS    10 YEARS      INCEPTION
-------------------------------     -------------------------------------------------------------------------
   -10.65%           -14.54%          -17.62%       -6.87%        2.18%       --            7.28%
------------------------------------------------------------------------------------------------------------
   -18.62            -23.41           -31.63       -16.32        -1.81        7.54%        11.25
------------------------------------------------------------------------------------------------------------
   -19.86            -24.31           -34.66        -9.86        -0.87        7.61         13.69
------------------------------------------------------------------------------------------------------------
    -9.71            -13.68           -26.15       -14.45        -6.79        3.26          3.70
------------------------------------------------------------------------------------------------------------
   -11.88            -16.46           -27.24         5.43         7.32        --           13.98
------------------------------------------------------------------------------------------------------------
   -28.04            -38.21           -50.57       -20.12         --          --           -5.48
------------------------------------------------------------------------------------------------------------
   -10.60             -7.00           -11.66        -6.72        -9.06        --           -2.51
------------------------------------------------------------------------------------------------------------
   -13.40            -13.16           -17.99        -9.18         3.66       11.43         14.41
    -9.31             -3.21            -4.72         6.66        12.57       15.06         16.94
    -2.12             -1.62            -9.49        -6.78        -1.55        5.40          4.04
    -8.35             -4.70            -8.60         1.67         4.44        --           10.00
    -9.01              0.74            -0.97        -8.24       -10.41        --           -4.93


--------------------------------------------------------------------------------
(5) FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.
(6) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(7) FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(8) FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001


The tables on this page and the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2001. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

-----------------------------------------------------------------------------------------------------------
SIT BALANCED FUND                                             1 YEAR        5 YEARS       SINCE INCEPTION*
Return Before Taxes                                           -13.0%          8.0%              9.9%
Return After Taxes on Distributions                           -14.0%          6.2%              8.3%
Return After Taxes on Distributions and Sale of Fund Shares   -10.9%          6.0%              7.7%
S&P 500 Index                                                 -11.9%         10.7%             14.0%
-----------------------------------------------------------------------------------------------------------

*Inception date 12/31/93.


-----------------------------------------------------------------------------------------------------------
SIT LARGE CAP GROWTH FUND                                     1 YEAR        5 YEARS          10 YEARS
Return Before Taxes                                           -27.7%          7.4%              9.9%
Return After Taxes on Distributions                           -27.8%          5.9%              8.2%
Return After Taxes on Distributions and Sale of Fund Shares   -22.2%          6.2%              7.9%
S&P 500 Index                                                 -11.9%         10.7%             12.9%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
SIT MID CAP GROWTH FUND                                       1 YEAR        5 YEARS          10 YEARS
Return Before Taxes                                           -33.4%          6.5%              8.9%
Return After Taxes on Distributions                           -33.6%          4.0%              6.5%
Return After Taxes on Distributions and Sale of Fund Shares   -26.5%          5.6%              7.3%
S&P MidCap 500 Index                                           -0.6%         16.1%             15.0%
-----------------------------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH FUND                                 1 YEAR        5 YEARS          10 YEARS
Return Before Taxes                                           -33.3%         -1.7%              5.1%
Return After Taxes on Distributions                           -33.3%         -2.5%              4.3%
Return After Taxes on Distributions and Sale of Fund Shares   -26.6%         -1.2%              4.2%
MSCI EAFE Index                                               -21.4%          0.9%              4.5%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
SIT SMALL CAP GROWTH FUND                                     1 YEAR        5 YEARS       SINCE INCEPTION*
Return Before Taxes                                           -28.2%         11.8%             17.8%
Return After Taxes on Distributions                           -29.5%         10.4%             16.5%
Return After Taxes on Distributions and Sale of Fund Shares   -22.6%          9.5%             14.9%
Russell 2000 Index                                              2.5%          7.5%             11.4%
-----------------------------------------------------------------------------------------------------------

*Inception date 7/1/94.


-----------------------------------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH FUND                        1 YEAR        5 YEARS       SINCE INCEPTION*
Return Before Taxes                                           -47.8%           N/A              5.9%
Return After Taxes on Distributions                           -47.8%           N/A              5.7%
Return After Taxes on Distributions and Sale of Fund Shares   -38.2%           N/A              4.9%
S&P 500 Index                                                 -11.9%           N/A              5.7%
-----------------------------------------------------------------------------------------------------------

*Inception date 12/31/97.


-----------------------------------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH FUND                            1 YEAR        5 YEARS       SINCE INCEPTION*
Return Before Taxes                                           -12.0%         -4.4%             -1.7%
Return After Taxes on Distributions                           -12.0%         -4.4%             -1.8%
Return After Taxes on Distributions and Sale of Fund Shares    -9.6%         -3.5%             -1.4%
MSCI Emerging Markets Free Index                               -4.9%         -7.8%             -5.3%
-----------------------------------------------------------------------------------------------------------

*Inception date 7/1/94.



NOTES
1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3)   Indices reflect no deduction for fees, expenses, or taxes.

[PHOTO]  SIT BALANCED FUND
         YEAR ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         PETER L. MITCHELSON, CFA, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Balanced Fund's one-year return was -17.6%, primarily reflecting the challenging equity investing environment over the period. The S&P 500 Index return was -18.0%, while the Lehman Aggregate Bond Index increased +8.6%.
   Disappointing corporate earnings, accounting controversies and terrorism concerns all contributed to difficult equity market conditions over the past twelve months. However, we believe that corporate earnings are the most important driver of stock prices over the long-term. Improving momentum in the economy will eventually translate into greater investor confidence in the overall corporate earnings outlook. Importantly, broad economic statistics and company level commentary point to a slow, but steady, upturn in business conditions in recent months.
    Growth stocks have underperformed value issues since the economy began slowing in early 2000. A key factor for the poor performance was the unprecedented slowdown in the technology sector, but we believe many technology end-markets have stabilized and will benefit as economic conditions improve. Another factor underlying recent growth stock performance relates to their high initial valuations prior to this two-year market correction. However, underlying relative valuations on growth stocks are now consistent with their historical averages. In this context, we believe earnings growth will be the most significant determinant of relative performance, therefore adding to the appeal of growth stocks
   The importance of diversification became very evident over the past year. The "bad news" that consistently plagued the equity market was good news for the bond market. Returns for all fixed-income classes were solidly positive over the past twelve months. With interest rates now at low absolute levels and economic conditions slowly improving, we believe that there is somewhat less potential for the bond market in the year ahead. The Fund's sector positions and fixed-income strategy is based on our belief that the Federal Reserve has finished lowering short-term rates, and that steady improvements in the economy will lead to strong relative performance of sectors that will benefit from this trend. Therefore, we continue to underweight U.S. Treasury securities, while focusing on high quality agency mortgages and corporate bonds.
   As of June 30th, 2002 the asset allocation of the Fund was 53% equities, 45% fixed-income securities, and 2% cash and equivalents. The Fund will continue to focus on high quality securities that offer attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.
     The Fund's permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

                 Net Asset Value  6/30/02:  $12.29 Per Share
                                  6/30/01:  $15.33 Per Share

                         Total Net Assets:  $17.8 Million

                           TOTAL DIVIDEND:   $0.39 PER SHARE
                   Long-Term Capital Gain:   $0.01 Per Share
                          Ordinary Income:   $0.38 Per Share


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [PIE CHART]

                        Cash & Other Net Assets        2.0%
                        Bonds                         45.3%
                        Equities                      52.7%

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                              LEHMAN
                     BALANCED            S&P            AGGREGATE
                       FUND           500 INDEX        BOND INDEX
                     --------         ---------        ----------

3 Month**            -10.65%           -13.40%            3.69%
6 Month**            -14.54            -13.16             3.79
1 Year               -17.62            -17.99             8.63
3 Years               -6.87             -9.18             8.11
5 Years                2.18              3.66             7.57
Inception              7.28             11.24             6.95
  (12/31/93)


                            CUMULATIVE TOTAL RETURNS*

                        SIT                              LEHMAN
                     BALANCED            S&P            AGGREGATE
                       FUND           500 INDEX        BOND INDEX
                     --------         ---------        ----------

1 Year               -17.62%           -17.99%            8.63%
3 Years              -19.23            -25.09            26.34
5 Years               11.37             19.70            44.05
Inception             81.81            147.42            77.01
  (12/31/93)


*AS OF 6/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 6/30/02 would have grown to $18,181 in the Fund, $17,701 in the Lehman Aggregate Bond Index or $24,742 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

        Stocks: * General Electric
                * Microsoft Corp.
                * Pfizer, Inc.
                * PepsiCo, Inc.
                * American International Group, Inc.

        Bonds:  * GE Capital Corp Series 1996-HE4 A7, 7.495%, 10/25/26
                * Conseco Home Equity Loan, 2001-A1A5, 7.06%, 3/15/32
                * Green Tree Home Equity Loan Trust, 7.88%, 9/15/30
                * Advanta Mtg. Loan Trust, 1999-3A4, 7.75%, 10/25/26
                * Conseco Home Equity Loan, 2000-DA4, 8.17%, 12/15/25

                          Total Number of Holdings: 143

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002

--------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                MARKET VALUE($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (52.7%) (2)

   COMMERCIAL SERVICES (0.4%)
         200   Omnicom Group, Inc.                                      9,160
       2,400   SYSCO Corp.                                             65,328
                                                             -----------------
                                                                       74,488
                                                             -----------------
   COMMUNICATIONS (1.1%)
       8,600   Sprint Corp. (3)                                        38,442
      11,200   Vodafone Group, A.D.R.                                 152,880
                                                             -----------------
                                                                      191,322
                                                             -----------------
   CONSUMER DURABLES (0.5%)
       1,800   Harley-Davidson, Inc.                                   92,286
                                                             -----------------
   CONSUMER NON-DURABLES (4.0%)
       3,800   Kraft Foods, Inc.                                      155,610
       6,200   PepsiCo, Inc.                                          298,840
       1,200   The Coca Cola Co.                                       67,200
       2,100   The Procter & Gamble Co.                               187,530
                                                             -----------------
                                                                      709,180
                                                             -----------------
   CONSUMER SERVICES (2.0%)
       5,500   AOL Time Warner, Inc. (3)                               80,905
       5,000   AT&T Corp. - Liberty Media Group (3)                    50,000
       4,900   Viacom, Inc. (3)                                       217,413
                                                             -----------------
                                                                      348,318
                                                             -----------------
   ELECTRONIC TECHNOLOGY (6.5%)
       2,000   Analog Devices, Inc. (3)                                59,400
       2,800   Applied Materials, Inc. (3)                             53,256
       3,800   Brocade Comm. Systems, Inc. (3)                         66,424
      15,000   Cisco Systems, Inc. (3)                                209,250
       4,700   Dell Computer Corp. (3)                                122,858
       6,000   EMC Corp. (3)                                           45,300
       8,300   Intel Corp.                                            151,641
       2,600   International Business Machines Corp.                  187,200
       3,000   Linear Technology Corp.                                 94,290
       7,400   Nokia Corp., A.D.R.                                    107,152
       1,800   Novellus Systems, Inc. (3)                              61,200
                                                             -----------------
                                                                    1,157,971
                                                             -----------------
   ENERGY MINERALS (1.9%)
       2,800   Anadarko Petroleum Corp.                               138,040
       4,000   Exxon Mobil Corp.                                      163,680
         600   Phillips Petroleum Co.                                  35,328
                                                             -----------------
                                                                      337,048
                                                             -----------------

--------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                MARKET VALUE($)(1)
--------------------------------------------------------------------------------
   FINANCE (7.7%)
       5,800   ACE, Ltd.                                              183,280
       4,321   American International Group, Inc.                     294,822
       6,966   Citigroup, Inc.                                        269,932
       2,000   Fifth Third Bancorp                                    133,300
       1,600   Goldman Sachs Group, Inc.                              117,360
         900   Marsh & McLennan Cos., Inc.                             86,940
       2,400   The St. Paul Companies, Inc.                            93,408
       4,000   Wells Fargo Co.                                        200,240
                                                             -----------------
                                                                    1,379,282
                                                             -----------------
   HEALTH SERVICES (2.9%)
       1,300   Cardinal Health, Inc.                                   79,833
         600   Quest Diagnostics, Inc. (3)                             51,630
       1,600   Tenet Healthcare Corp. (3)                             114,480
       3,000   UnitedHealth Group, Inc.                               274,650
                                                             -----------------
                                                                      520,593
                                                             -----------------
   HEALTH TECHNOLOGY (8.8%)
       5,500   Amgen, Inc. (3)                                        230,340
       2,600   Baxter International, Inc.                             115,570
       7,000   Elan Corp., A.D.R. (3)                                  38,290
       2,800   Eli Lilly and Co.                                      157,920
       1,800   Genzyme Corp. (3)                                       34,632
       3,400   Johnson & Johnson                                      177,684
       1,600   MedImmune, Inc. (3)                                     42,240
       3,200   Medtronic, Inc.                                        137,120
       2,200   Merck & Co., Inc.                                      111,408
       9,375   Pfizer, Inc.                                           328,125
       2,200   Pharmacia Corp.                                         82,390
       2,100   Wyeth Co.                                              107,520
                                                             -----------------
                                                                    1,563,239
                                                             -----------------
   INDUSTRIAL SERVICES (1.0%)
       1,200   Baker Hughes, Inc.                                      39,948
       3,000   Schlumberger Ltd.                                      139,500
                                                             -----------------
                                                                       179,448
                                                             -----------------
   PRODUCER MANUFACTURING (4.9%)
      13,000   General Electric Co.                                   377,650
       3,100   Lockheed Martin Corp.                                  215,450
         600   3M Co.                                                  73,800
         600   Northrup Grumman Corp.                                  75,000
       3,100   Tyco International, Ltd.                                41,881
       1,400   United Technologies Corp.                               95,060
                                                             -----------------
                                                                      878,841
                                                             -----------------

10
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-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   RETAIL TRADE (5.1%)
       3,000   Best Buy Co., Inc. (3)                                 108,900
       4,000   Home Depot, Inc.                                       146,920
       1,600   Kohl's Corp. (3)                                       112,128
       2,800   Lowe's Companies, Inc.                                 127,120
       7,500   Target Corp.                                           285,750
       3,300   Walgreen Co.                                           127,479
                                                             -----------------
                                                                      908,297
                                                             -----------------
   TECHNOLOGY SERVICES (5.7%)
       1,800   Adobe Systems, Inc.                                     51,300
         800   Affiliated Computer Services, Inc. (3)                  37,984
       4,250   Check Point Software Technology (3)                     57,630
       3,000   Electronic Data Systems Corp.                          111,450
       4,600   First Data Corp.                                       171,120
       6,700   Microsoft Corp. (3)                                    366,490
       5,200   Oracle Corp. (3)                                        49,244
       3,200   PeopleSoft, Inc. (3)                                    47,616
       3,200   Siebel Systems, Inc. (3)                                45,504
       4,200   VERITAS Software Corp. (3)                              83,118
                                                             -----------------
                                                                    1,021,456
                                                             -----------------
   TRANSPORTATION (0.2%)
         600   United Parcel Service, Inc.                             37,050
                                                             -----------------
Total common stocks
(cost: $12,412,318)                                                 9,398,819
                                                             -----------------
BONDS (42.9%) (2)

   ASSET-BACKED SECURITIES (14.8%)
               Advanta Mortgage Loan Trust:
      25,000    1995-3 A5, 7.37%, 2/25/27                              25,972
     300,000    1999-3 A4, 7.75%, 10/25/26                            322,786
               Conseco Home Equity Loan:
     300,000    2000-D A4, 8.17%, 12/15/25                            317,780
     450,000    2001-A IA5, 7.06%, 3/15/32                            475,577
     250,000   Conseco Mfg. Housing,
                2000-4 A5, 7.97%, 5/1/32                              267,236
      74,999   ContiMortgage Home Equity Loan Tr.,
                1996-1 A7, 7.00%, 3/15/27                              76,447
     250,000   EQCC Home Equity Loan Trust,
                1996-4 A8, 7.41%, 1/15/28                             262,716
     485,000   GE Capital Corp Series 1996-HE4 A7,
                7.495%, 10/25/26                                      513,615
               Green Tree Financial Corp.:
      20,000    1995-5, 7.25%, 9/15/26                                 21,185
      24,897    1997-4, 7.03%, 2/15/29                                 26,270
     300,000   Green Tree Home Equity Loan Trust,
                1999-D A5, 7.88%, 9/15/30                             323,963
                                                             -----------------
                                                                    2,633,547
                                                             -----------------

-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (4.8%)
      57,346   GE Capital Mortgage Services,
                Series 1997-6 A8, 7.50%, 7/25/27                       57,904
     224,062   Merrill Lynch Trust,
                Series 45Z, 9.10%, 9/20/20                            245,680
               PNC Mortgage Securities Corp.:
      12,473    Series 1998-6 4A, 6.75%, 8/25/13                       12,605
     269,660    Series 1998-14 1A, 6.25%, 1/25/29                     276,202
               Vendee Mortgage Trust:
     200,000    Series 2000-3 2B, 7.50%, 4/15/08                      211,166
      46,249    Series 1997-2 E, 7.50%, 5/15/24                        49,069
                                                             -----------------
                                                                      852,626
                                                             -----------------
   CORPORATE BONDS (13.4%)
     150,000   American General Capital, 8.50%, 7/1/30                179,574
     150,000   CIT Group Holdings (Newcourt Credit),
                7.13%, 12/17/03                                       146,569
               Continental Airlines:
     153,030    Series 1996-B, 7.82%, 10/15/13                        151,381
      94,795    Series 2000-2 A1, 7.71%, 4/2/21                        95,615
      50,000   Delta Air Lines, 6.72%, 1/2/23                          51,463
     100,000   Dow Capital BV, 8.70%, 5/15/22                         101,899
     150,000   Elan Corp., 7.25%, 2/21/08                             129,635
     100,000   First Hawaiian Cap., 8.34%, 7/1/27                     106,277
     200,000   Ford Motor Credit Co., 9.14%, 12/30/14                 212,494
     200,000   Great Western Finance, 8.21%, 2/1/27                   207,237
     100,000   Johnson & Johnson, 8.72%, 11/1/24                      115,102
     127,631   Northwest Airlines Corp., 8.07%, 10/1/19               137,343
     200,000   Pentair, Inc., 7.85%, 10/15/09                         212,750
     150,000   Shaw Communications, Inc., 7.20%, 12/15/11             142,852
               Union Carbide Corp:
     200,000    6.25%, 6/15/03                                        204,423
      50,000    8.75%, 8/1/22                                          51,184
     125,000   Wells Fargo (First Sec.), 8.41%, 12/15/26              140,395
                                                             -----------------
                                                                    2,386,193
                                                             -----------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (1.4%)
      31,854   9.00%, 7/1/16                                           35,166
       6,635   9.00%, 7/1/16                                            7,324
     200,000   9.50%, 6/1/25                                          222,397
       9,519   10.00%, 10/1/18                                         10,652
                                                             -----------------
                                                                      275,539
                                                             -----------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.7%)
       4,608   9.00%, 11/1/06                                           4,722
      46,640   9.75%, 1/15/13                                          51,909
       8,202   10.00%, 1/1/20                                           9,263
      50,519   10.25%, 6/15/13                                         57,216
                                                             -----------------
                                                                      123,110
                                                             -----------------

        See accompanying notes to portfolios of investments on page 38.

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002

-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (4.3%)
      14,068   9.00%, 6/15/11                                          15,391
      44,052   9.00%, 6/15/09                                          47,928
     130,359   9.00%, 11/15/16                                        143,820
       6,812   9.50%, 1/15/04                                           7,131
      23,685   9.50%, 11/15/04                                         24,791
      13,176   9.50%, 7/20/05                                          13,885
      17,337   9.50%, 12/15/09                                         19,314
       8,147   9.50%, 5/20/16                                           9,070
      62,586   9.50%, 3/15/18                                          70,078
      33,714   9.50%, 9/20/18                                          37,580
      14,459   9.50%, 2/20/19                                          16,121
     253,827   9.50%, 12/15/19                                        283,715
      22,610   9.75%, 10/15/05                                         24,074
      31,637   10.00%, 3/20/16                                         35,390
       7,923   10.25%, 1/15/04                                          8,358
       7,332   11.25%, 10/15/11                                         8,469
                                                             -----------------
                                                                      765,115
                                                             -----------------
   TAXABLE MUNICIPAL SECURITIES (1.6%)
      11,000    Bernalillo Multifamily. Series 1998A,
                  7.50%, 9/20/20                                       11,735
                Tobacco Settlement Series 2001A:
     180,000     6.36%, 5/15/25                                       181,404
      85,000     7.67%, 5/15/16                                        86,587
                                                             -----------------
                                                                      279,726
                                                             -----------------
   U.S. TREASURIES (0.6%)
     450,000    U.S. Treasury Strips, Zero Coupon,
                 6.04% Effective Yield, 11/15/27                      100,910
                                                             -----------------
   CONVERTIBLE BOND (1.3%)
      18,700    Williams Companies, Inc., 9.00%, 2/16/05              235,246
                                                             -----------------

Total bonds                                                         7,652,012
                                                             -----------------
(cost: $7,634,679)

CLOSED-END MUTUAL FUNDS (2.4%) (2)
       6,009   American Select Portfolio                               83,585
         403   American Strategic, Inc. Portfolio                       4,977
      15,470   American Strategic, Inc. Portfolio II                  209,773
      10,609   American Strategic, Inc. Portfolio III                 132,612
                                                             -----------------

    Total closed-end mutual funds                                     430,947
                                                             -----------------
    (cost: $368,185)

SHORT-TERM SECURITIES (0.0%) (2)
       1,000   Sit Money Market Fund, 1.25% (4)                         1,000
                                                             -----------------
    (cost: $1,000)

Total investments in securities
    (cost: $20,416,182) (5)                                       $17,482,778
                                                             =================

        See accompanying notes to portfolios of investments on page 38.
12
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                  This page has been left blank intentionally.

[PHOTO]  SIT LARGE CAP GROWTH FUND
         YEAR ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         PETER L. MITCHELSON, CFA * ROGER J. SIT * RONALD D. SIT, CFA

   The Sit Large Cap Growth Fund's one year return was -31.6%, compared to -26.5% for the Russell 1000 Growth Index. The S&P 500 Index posted a -18.0% decline during the period.
   The environment for equity markets, particularly for growth stocks, has remained challenging in recent months. Despite convincing evidence that an economic recovery has taken hold, corporate earnings have not yet responded. Furthermore, accounting scandals and geopolitical risks have understandably made investors stay on the sidelines. The concerns about corporate governance and the risk of further terrorist actions will not go away anytime soon, but we believe that the key in improving investor sentiment is tied to corporate earnings trends. We feel strongly that corporate earnings have bottomed for this cycle, and overall business conditions are improving at this point. The second quarter of 2002 should mark the first positive growth in operating earnings for the S&P 500 companies since the third quarter of 2000. We believe that investor psychology has potential to improve dramatically as a consensus is reached that corporate earnings are clearly on the upswing. The Fund is well positioned for improving economic and market fundamentals, with large sector weightings in health technology, finance, electronic technology and technology services.
   The most significant sector weighting increases over the past year included finance and consumer non-durables. Relative price changes and purchases of Fifth Third Bancorp, Goldman Sachs, Procter & Gamble, and Kraft Foods contributed to the increasing weight in these sectors. The largest sector weighting decreases occurred in electronic technology and technology services, as sales were made of EMC, Ciena, JDS Uniphase, BEA Systems, and Automatic Data Processing. As of June 30th, the Fund was 100% invested in equity securities.
   We continue to strongly believe in the merits of growth investing and that the strong long-term fundamentals for companies held in the Fund will translate into higher share prices over time. We remain enthusiastic about the Fund's prospects in the year ahead.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.


                                PORTFOLIO SUMMARY

                Net Asset Value 6/30/02:   $26.40 Per Share
                                6/30/01:   $38.99 Per Share

                       Total Net Assets:   $63.8 Million

            Weighted Average Market Cap:   $85.5 Billion

                         TOTAL DIVIDEND:    $0.34 PER SHARE
                 Long-Term Capital Gain:    $0.34 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                            Health Technology    15.9
                                      Finance    15.6
                        Electronic Technology    11.5
                          Technology Services    10.6
                                 Retail Trade     9.8
                       Producer Manufacturing     9.8
                        Consumer Non-Durables     7.7
                       Sectors less than 6.0%    18.8
                      Cash & Other Net Assets     0.3

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                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT                             RUSSELL
                   LARGE CAP           S&P             1000
                  GROWTH FUND       500 INDEX       GROWTH INDEX
                  -----------       ---------       ------------

3 Month**           -18.62%          -13.40%          -18.67%
6 Month**           -23.41           -13.16           -20.78
1 Year              -31.63           -17.99           -26.48
5 Years              -1.81             3.66            -0.28
10 Year***            7.54            11.43             8.91
Inception***         11.25            14.41            12.75
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                      SIT                             RUSSELL
                   LARGE CAP           S&P             1000
                  GROWTH FUND       500 INDEX       GROWTH INDEX
                  -----------       ---------       ------------

1 Year              -31.63%          -17.99%          -26.48%
5 Year               -8.74            19.70            -1.40
10 Year***          106.82           195.09           134.89
Inception***        728.51          1343.75           980.57
  (9/2/82)


*AS OF 6/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/02 would have grown to $82,851 in the Fund or $144,375 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                         * Microsoft Corp.
                         * General Electric Co.
                         * Target Corp.
                         * PepsiCo, Inc.
                         * Pfizer, Inc.
                         * American International Group, Inc.
                         * UnitedHealth Group, Inc.
                         * Citigroup, Inc.
                         * Marsh & McLennan Cos., Inc.
                         * Amgen, Inc.

                          Total number of holdings: 75

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (99.7%) (2)

     COMMERCIAL SERVICES (0.6%)
          14,100  SYSCO Corp.                                         383,802
                                                           -------------------
     COMMUNICATIONS (1.8%)
          59,000  Sprint Corp. (3)                                    263,730
          66,200  Vodafone Group, A.D.R.                              903,630
                                                           -------------------
                                                                    1,167,360
                                                           -------------------
     CONSUMER DURABLES (0.9%)
          10,900  Harley-Davidson, Inc.                               558,843
                                                           -------------------
     CONSUMER NON-DURABLES (7.7%)
          24,550  Kraft Foods, Inc.                                 1,005,323
          47,100  PepsiCo, Inc.                                     2,270,220
          12,250  Procter & Gamble Co.                              1,093,925
           9,500  The Coca-Cola Co.                                   532,000
                                                           -------------------
                                                                    4,901,468
                                                           -------------------
     CONSUMER SERVICES (4.0%)
          37,400  AOL Time Warner, Inc. (3)                           550,154
          66,350  Liberty Media Corp. (3)                             663,500
          29,977  Viacom, Inc. (3)                                  1,330,079
                                                           -------------------
                                                                    2,543,733
                                                           -------------------
     ELECTRONIC TECHNOLOGY (11.5%)
          13,000  Analog Devices, Inc. (3)                            386,100
          22,000  Applied Materials, Inc. (3)                         418,440
          15,000  Brocade Comm. Systems, Inc. (3)                     262,200
          98,800  Cisco Systems, Inc. (3)                           1,378,260
          30,000  Dell Computer Corp. (3)                             784,200
          54,300  Intel Corp.                                         992,061
          15,000  International Business Machines, Inc.             1,080,000
          20,350  Linear Technology Corp.                             639,601
          48,900  Nokia Corp., A.D.R.                                 708,072
           9,000  Novellus Systems, Inc. (3)                          306,000
          69,600  Sun Microsystems, Inc. (3)                          348,696
                                                           -------------------
                                                                    7,303,630
                                                           -------------------
     ENERGY MINERALS (3.6%)
          19,000  Anadarko Petroleum Corp.                            936,700
          28,500  Exxon Mobil Corp.                                 1,166,220
           3,500  Phillips Petroleum Co.                              206,080
                                                           -------------------
                                                                    2,309,000
                                                           -------------------

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
     FINANCE (15.6%)
          28,462  American International Group, Inc.                1,941,962
          45,000  Citigroup, Inc.                                   1,743,750
          13,500  Fifth Third Bancorp                                 899,775
          15,600  Marsh & McLennan Cos., Inc.                       1,506,960
          15,500  The St. Paul Companies, Inc.                        603,260
          10,500  The Goldman Sachs Group, Inc.                       770,175
          27,400  Wells Fargo Co.                                   1,371,644
          13,500  XL Capital, Ltd.                                  1,143,450
                                                           -------------------
                                                                    9,980,976
                                                           -------------------
     HEALTH SERVICES (5.4%)
           8,850  Cardinal Health, Inc.                               543,479
           3,500  Quest Diagnostics, Inc. (3)                         301,175
          10,000  Tenet Healthcare Corp. (3)                          715,500
          20,500  UnitedHealth Group, Inc.                          1,876,775
                                                           -------------------
                                                                    3,436,929
                                                           -------------------
     HEALTH TECHNOLOGY (15.9%)
          35,200  Amgen, Inc. (3)                                   1,474,176
          17,600  Baxter International, Inc.                          782,320
          45,550  Elan Corp., A.D.R. (3)                              249,158
          23,800  Eli Lilly and Co.                                 1,342,320
           9,200  Genzyme Corp. (3)                                   177,008
          23,650  Johnson & Johnson                                 1,235,949
          10,700  MedImmune, Inc. (3)                                 282,480
          20,650  Medtronic, Inc.                                     884,853
          61,125  Pfizer, Inc.                                      2,139,375
          15,500  Pharmacia Corp.                                     580,475
          19,500  Wyeth Co.                                           998,400
                                                           -------------------
                                                                   10,146,514
                                                           -------------------
     INDUSTRIAL SERVICES (1.9%)
           8,500  Baker Hughes, Inc.                                  282,965
          19,800  Schlumberger, Ltd.                                  920,700
                                                           -------------------
                                                                    1,203,665
                                                           -------------------
     PRODUCER MANUFACTURING (9.8%)
          83,700  General Electric Co.                              2,431,485
          21,000  Lockheed Martin Corp.                             1,459,500
           6,300  3M Co.                                              774,900
           5,000  Northrop Grumman Corp.                              625,000
          20,000  Tyco International, Ltd.                            270,200
          10,000  United Technologies Corp.                           679,000
                                                           -------------------
                                                                    6,240,085
                                                           -------------------

16
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-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
     RETAIL TRADE (9.8%)
          17,550  Best Buy Co., Inc. (3)                              637,065
          29,950  Home Depot, Inc.                                  1,100,063
          10,600  Kohl's Corp. (3)                                    742,848
          14,300  Lowe's Companies, Inc.                              649,220
          60,000  Target Corp.                                      2,286,000
          22,300  Walgreen Co.                                        861,449
                                                           -------------------
                                                                    6,276,645
                                                           -------------------
     TECHNOLOGY SERVICES (10.6%)
           9,000  Adobe Systems, Inc.                                 256,500
           7,500  Affiliated Computer Services, Inc. (3)              356,100
          18,150  Ceridian Corp. (3)                                  344,487
          23,200  Check Point Software Tech., Ltd. (3)                314,592
          14,500  Electronic Data Systems Corp.                       538,675
          30,000  First Data Corp.                                  1,116,000
          45,000  Microsoft Corp. (3)                               2,461,500
          35,000  Oracle Corp. (3)                                    331,450
          16,500  PeopleSoft, Inc. (3)                                245,520
          21,500  Siebel Systems, Inc. (3)                            305,730
          24,900  VERITAS Software Corp. (3)                          492,771
                                                           -------------------
                                                                    6,763,325
                                                           -------------------
     TRANSPORTATION (0.6%)
           6,500  United Parcel Service, Inc.                         401,375
                                                           -------------------

Total common stocks                                                63,617,350
                                                           -------------------
       (cost: $73,063,963)

SHORT-TERM SECURITIES (0.1%) (2)
          90,000  Sit Money Market Fund, 1.25% (4)                     90,000
                                                           -------------------
       (cost: $90,000)

Total investments in securities
       (cost: $73,153,963) (5)                                    $63,707,350
                                                           ===================

        See accompanying notes to portfolios of investments on page 38.

[PHOTO]  SIT MID CAP GROWTH FUND
         YEAR ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
         ERIK S. ANDERSON, CFA, SENIOR PORTFOLIO MANAGER

   Performance of the Sit Mid Cap Growth Fund reflected the difficult equity market conditions, particularly for growth stocks, that have persisted over the past twelve months. The Fund's twelve-month return was -34.7%, while the Russell MidCap Growth Index fell -26.3%. The S&P 400 MidCap Index return was -4.7%.
   On both a relative and absolute basis, the Fund's performance has been negatively impacted by holdings in two of its most heavily weighted sectors - electronic technology and health technology. While we continue to view these as attractive sectors over the longer term, we have acknowledged that it may take some time for fundamentals and investor sentiment to recover for these sectors to show improved performance. In this regard, we have made a greater effort to further diversify the Fund in sectors with stronger near-term fundamentals. As of June 30th, eight economic sectors have a weighting of 7% or more within the Fund, with electronic technology remaining the most heavily weighted sector. We believe there are many positive underlying themes and industries that warrant investment in the current environment, particularly since valuations have become increasingly attractive. Examples of themes and companies held in the Fund with strong near-to intermediate term fundamentals include increasing defense spending (Harris, L3 Communications, ITT Industries), an improving pricing cycle in all types of insurance (ACE, Wellpoint Health Networks), cyclical improvements in manufacturing (SPX, Danaher), a surge in innovation in consumer electronic products (Best Buy, Electronic Arts), and the "nesting" phenomenon that has coincided with the strong housing market (Masco, Linens 'n Things).
    The most significant sector weighting increases over the past twelve months include health services, retail trade, producer manufacturing, and consumer durables. Significant sector weighting decreases occurred in technology services and health technology, largely due to relative price changes. As of June 30th, the Fund was 99% invested in equities, up from 96% twelve months ago.
   We believe the market correction has resulted in numerous attractive long-term investment opportunities in mid capitalization companies, and that the portfolio is well diversified and positioned to benefit from the ongoing improvement in economic conditions. We greatly appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.


                                PORTFOLIO SUMMARY

                Net Asset Value 6/30/02:     $7.91 Per Share
                                6/30/01:    $12.37 Per Share

                       Total Net Assets:   $181.3 Million

            Weighted Average Market Cap:     $7.7 Billion

                         TOTAL DIVIDEND:     $0.23 PER SHARE
                 Long-Term Capital Gain:     $0.23 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    13.5
                            Health Technology    12.8
                                      Finance    12.2
                          Technology Services    11.8
                              Health Services    11.6
                                 Retail Trade     9.3
                            Consumer Durables     7.4
                       Producer Manufacturing     7.3
                       Sectors less than 5.0%    13.0
                    Cash and Other Net Assets     1.1

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                          AVERAGE ANNUAL TOTAL RETURNS*

                     SIT            S&P             RUSSELL
                   MID CAP         MIDCAP           MID CAP
                 GROWTH FUND      400 INDEX      GROWTH INDEX
                 -----------      ---------      ------------

3 Month**          -19.86%          -9.31%          -18.26%
6 Month**          -24.31           -3.21           -19.70
1 Year             -34.66           -4.72           -26.34
5 Year              -0.87           12.57             2.27
10 Year              7.61           15.06             9.55
Inception           13.69           16.94             --
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                     SIT            S&P             RUSSELL
                   MID CAP         MIDCAP           MID CAP
                 GROWTH FUND      400 INDEX      GROWTH INDEX
                 -----------      ---------      ------------


1 Year             -34.66%          -4.72%          -26.34%
5 Year              -4.29           80.80            11.86
10 Year            108.19          306.76           148.94
Inception         1174.26         2130.22             --
  (9/2/82)


*AS OF 6/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 6/30/02 would have grown to $127,426 in the Fund, or $223,022 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                          * TCF Financial Corp.
                          * Electronic Arts, Inc.
                          * Devon Energy Corp.
                          * Wellpoint Health Networks, Inc.
                          * AutoZone, Inc.
                          * Lamar Advertising Co.
                          * Tenet Healthcare Corp.
                          * Biogen, Inc.
                          * Kohl's Corp.
                          * IDEC Pharmaceuticals Corp.

                          Total Number of Holdings: 80

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002

-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (98.9%) (2)
   COMMERCIAL SERVICES (3.4%)
     112,650  Lamar Advertising Co. (3)                             4,191,707
      32,000  McGraw-Hill Companies, Inc.                           1,910,400
                                                             -----------------
                                                                    6,102,107
                                                             -----------------
   CONSUMER DURABLES (7.4%)
      92,400  Electronic Arts, Inc. (3)                             6,103,020
      32,400  Harley-Davidson, Inc.                                 1,661,148
      35,650  International Game Technology (3)                     2,021,355
      93,000  Masco Corp.                                           2,521,230
      30,700  Newell Rubbermaid, Inc.                               1,076,342
                                                             -----------------
                                                                   13,383,095
                                                             -----------------
   CONSUMER SERVICES (0.7%)
      65,100  EchoStar Communications Corp. (3)                     1,208,256
                                                             -----------------
   ELECTRONIC TECHNOLOGY (13.5%)
     484,200  ADC Telecommunications, Inc. (3)                      1,108,818
     101,550  Analog Devices, Inc. (3)                              3,016,035
      96,800  Broadcom Corp. (3)                                    1,697,872
      96,400  Brocade Communications Sys., Inc. (3)                 1,685,072
      46,200  Emulex Corp. (3)                                      1,039,962
      68,500  Integrated Device Technology, Inc. (3)                1,242,590
     150,050  Jabil Circuit, Inc. (3)                               3,167,555
     358,400  JDS Uniphase Corp. (3)                                  956,928
      71,000  KLA-Tencor Corp. (3)                                  3,123,290
      43,150  Novellus Systems, Inc. (3)                            1,467,100
      40,900  NVIDIA Corp. (3)                                        702,662
     164,250  RF Micro Devices, Inc. (3)                            1,251,585
     392,250  Sonus Networks, Inc. (3)                                792,345
      58,850  Teradyne, Inc. (3)                                    1,382,975
      85,700  Xilinx, Inc. (3)                                      1,922,251
                                                             -----------------
                                                                   24,557,040
                                                             -----------------
   ENERGY MINERALS (4.5%)
      38,500  Apache Corp.                                          2,212,980
      95,600  Devon Energy Corp.                                    4,711,168
      28,250  Talisman Energy, Inc.                                 1,275,488
                                                             -----------------
                                                                    8,199,636
                                                             -----------------
   FINANCE (12.2%)
     122,850  Ace, Ltd.                                             3,882,060
      59,550  Capital One Financial Corp.                           3,635,527
      64,500  Legg Mason, Inc.                                      3,182,430
      40,300  Lehman Brothers Holdings, Inc.                        2,519,556
      92,800  Synovus Financial Corp.                               2,553,856
     128,400  TCF Financial Corp.                                   6,304,440
                                                             -----------------
                                                                   22,077,869
                                                             -----------------

-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   HEALTH SERVICES (11.6%)
      40,700  AmerisourceBergen Corp.                               3,093,200
      29,700  Express Scripts, Inc. (3)                             1,488,267
      97,300  Health Management Assoc., Inc. (3)                    1,960,595
      68,300  Laboratory Corp. (3)                                  3,117,895
      53,500  McKesson Corp.                                        1,749,450
      33,300  Stericycle, Inc. (3)                                  1,179,153
      57,800  Tenet Healthcare Corp. (3)                            4,135,590
      56,700  Wellpoint Health Networks, Inc. (3)                   4,411,827
                                                             -----------------
                                                                   21,135,977
                                                             -----------------
   HEALTH TECHNOLOGY (12.8%)
      56,800  Alcon, Inc. (3)                                       1,945,400
      38,400  Allergan, Inc.                                        2,563,200
      97,200  Biogen, Inc. (3)                                      4,026,996
      94,850  Biomet, Inc.                                          2,572,332
     199,500  Elan Corp., A.D.R. (3)                                1,091,265
      41,500  Genzyme Corp. (3)                                       798,460
      58,150  Gilead Sciences, Inc. (3)                             1,911,972
     110,050  IDEC Pharmaceuticals Corp. (3)                        3,901,272
      41,000  MedImmune, Inc. (3)                                   1,082,400
      89,600  Sepracor, Inc. (3)                                      855,680
      25,000  Teva Pharmaceutical Industries, A.D.R.                1,669,500
      20,500  Varian Medical Systems, Inc.                            831,275
                                                             -----------------
                                                                   23,249,752
                                                             -----------------
   INDUSTRIAL SERVICES (4.0%)
      63,150  BJ Services Co. (3)                                   2,139,522
      55,000  Noble Corp. (3)                                       2,123,000
      68,600  Weatherford International, Inc. (3)                   2,963,520
                                                             -----------------
                                                                    7,226,042
                                                             -----------------
   PRODUCER MANUFACTURING (7.3%)
      29,500  Danaher Corp.                                         1,957,325
      37,400  Harris Corp.                                          1,355,376
      39,600  ITT Industries, Inc.                                  2,795,760
      40,200  L-3 Communications Holdings, Inc. (3)                 2,170,800
      73,250  Rockwell Collins, Inc.                                2,008,515
      25,050  SPX Corp.  (3)                                        2,943,375
                                                             -----------------
                                                                   13,231,151
                                                             -----------------

20
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-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   RETAIL TRADE (9.3%)
      54,700  AutoZone, Inc. (3)                                    4,228,310
      90,050  Best Buy Co., Inc. (3)                                3,268,815
      22,450  Chico's FAS, Inc. (3)                                   815,384
      57,400  Kohl's Corp. (3)                                      4,022,592
      25,000  Linens 'n Things, Inc. (3)                              820,250
     191,300  TJX Companies, Inc.                                   3,751,393
                                                             -----------------
                                                                   16,906,744
                                                             -----------------
   TECHNOLOGY SERVICES (11.8%)
      26,090  Adobe Systems, Inc.                                     743,565
      41,200  Affiliated Computer Services, Inc. (3)                1,956,176
      91,300  Ceridian Corp. (3)                                    1,732,874
     129,550  Check Point Software Tech., Ltd. (3)                  1,756,698
     107,700  Concord EFS, Inc. (3)                                 3,246,078
     162,600  Dendrite International, Inc. (3)                      1,572,342
      91,712  Fiserv, Inc. (3)                                      3,366,748
      99,100  PeopleSoft, Inc. (3)                                  1,474,608
      65,300  Siebel Systems, Inc. (3)                                928,566
     100,900  SunGard Data Systems, Inc. (3)                        2,671,832
      95,150  VERITAS Software Corp. (3)                            1,883,019
                                                             -----------------
                                                                   21,332,506
                                                             -----------------
   TRANSPORTATION (0.4%)
      22,500  Expeditors Intl. of Washington, Inc.                    746,100
                                                             -----------------

Total common stocks                                               179,356,275
                                                             -----------------
   (cost:  $204,272,134)

SHORT-TERM SECURITIES (0.0%) (2)
       1,000  Sit Money Market Fund, 1.25% (4)                          1,000
                                                             -----------------
   (cost:  $1,000)

Total investments in securities
   (cost:  $204,273,134) (5)                                     $179,357,275
                                                             =================

        See accompanying notes to portfolios of investments on page 38.

[PHOTO]  SIT INTERNATIONAL GROWTH FUND
         YEAR ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
         ROGER J. SIT, SENIOR PORTFOLIO MANAGER

   The Sit International Growth Fund returned -26.2% for the twelve months ended June 30, 2002, compared with -9.5% for the MSCI EAFE Index and -7.4% for the Lipper International Fund Index. The Fund's holdings in the pharmaceuticals, software, and technology hardware industries were the primary contributors to underperformance. For the quarter ended June 30th, the Fund returned -9.7%, versus -2.1% for the MSCI EAFE Index and -1.9% for the Lipper International Fund Index.
   The past twelve months have seen the worldwide equity markets dragged down by a loss of investor confidence stemming from uncertainty over the strength of the global economy, fears over terrorism, and concerns over corporate fraud. We believe that this very emotionally-driven, short-term market psychology has brought equity valuations of numerous growth companies to attractive levels, and we continue to invest in profitable, well-managed companies in sectors with above-average, long-term growth prospects
   The Fund had a weighting of 63.5% in Europe on June 30th, versus 71.5% for the EAFE Index. Although we continue to view Europe as an attractive investment environment, we have reduced our target weighting to reflect its delayed economic recovery and our more optimistic view towards Asia ex-Japan. During the quarter, we added a position in Tesco, the leading food retailer in the U.K.
   Our weighting in Japan was 12.1% on June 30th, compared with 21.8% for the Index. Although the rate of Japan's economic deterioration appears to have slowed down for the time being, as indicated by the economy's +1.4% increase in the first quarter, the government remains ineffective at implementing much-needed structural reforms. We are maintaining an underweight position in this market.
   The Fund's weighting in Asia ex-Japan was 11.4% on June 30th, versus 6.7% for the Index. We have raised our target weighting in this region in response to the continued evidence of improving economic fundamentals in China following its accession to the WTO and improving export growth in the region due to increased outsourcing by American and European OEMs. In addition to increasing our weightings in several existing positions, we recently added a position in BHP Billiton, the largest natural resources company in Australia.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
   In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                Net Asset Value 6/30/02:    $10.79 Per Share
                                6/30/01:    $14.61 Per Share

                       Total Net Assets:    $69.8 Million

            Weighted Average Market Cap:    $49.9 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                 SIT INT'L       Morgan Stanley
                                GROWTH FUND        EAFE Index

         France, Germany, UK       41.0               43.4
                Europe Other       22.5               28.1
                       Japan       12.1               21.8
               Pacific Basin       11.4                6.7
               Latin America        1.8                0.0
          Africa/Middle East        1.1                0.0
               North America        1.1                0.0
   Cash and Other Net Assets        9.0                0.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT          MORGAN STANLEY      LIPPER
                 INTERNATIONAL      CAPITAL INT'L       INT'L
                  GROWTH FUND        EAFE INDEX         INDEX
                  -----------        ----------         -----

3 Month**            -9.71%            -2.12%          -1.89%
6 Month**           -13.68             -1.62            0.52
1 Year              -26.15             -9.49           -7.40
5 Year               -6.79             -1.55            0.21
10 Year               3.26              5.40            6.56
Inception             3.70              4.04            6.55
  (11/1/91)

                            CUMULATIVE TOTAL RETURNS*

                      SIT          MORGAN STANLEY      LIPPER
                 INTERNATIONAL      CAPITAL INT'L       INT'L
                  GROWTH FUND        EAFE INDEX         INDEX
                  -----------        ----------         -----

1 Year              -26.15%            -9.49%          -7.40%
5 Year              -29.65             -7.51            1.04
10 Year              37.77             69.13           88.69
Inception            47.42             52.60           96.87
  (11/1/91)


*AS OF 6/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 6/30/02 would have grown to $14,742 in the Fund, or $15,260 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                      Finance    21.5
                            Health Technology    14.2
                        Consumer Non-Durables    10.2
                        Electronic Technology     8.5
                              Energy Minerals     7.5
                               Communications     5.9
                       Sectors less than 5.0%    23.2
                    Cash and Other Net Assets     9.0

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002

                                TOP 10 HOLDINGS

                          * BP p.l.c., A.D.R.
                          * AFLAC, Inc., A.D.R.
                          * HSBC Holdings p.l.c.
                          * Novartis, A.G.
                          * Royal Dutch Petroleum, A.D.R.
                          * Vodafone Group, p.l.c.
                          * L'Oreal
                          * Takeda Chemical Industries
                          * Glaxosmithkline, A.D.R.
                          * ING Groep N.V.

                          Total Number of Holdings: 81

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (91.0%) (2)
   AFRICA/ MIDDLE EAST (1.1%)
    ISRAEL (1.1%)
      21,600   Check Point Software Technologies,
                A.D.R. (Technology Services) (3)                      292,896
       7,000   Teva Pharmaceutical, A.D.R. (Health
                Technology)                                           467,460
                                                              ----------------
                                                                      760,356
                                                              ----------------
   ASIA (23.5%)
    AUSTRALIA (1.1%)
      32,890   BHP Billiton, Ltd. (Non-Energy Minerals)               190,175
      28,700   News Corp., Ltd., A.D.R. (Consumer Svcs.)              566,825
                                                              ----------------
                                                                      757,000
                                                              ----------------
    HONG KONG (5.6%)
     192,500   CLP Holdings, Ltd.  (Utilities)                        765,093
      74,000   Cheung Kong Hldgs. (Industrial  Svcs.)                 616,690
     340,000   Citic Pacific, Ltd. (Industrial Services)              736,694
     158,000   HSBC Holdings, p.l.c. (Finance)                      1,813,016
                                                              ----------------
                                                                    3,931,493
                                                              ----------------
    JAPAN (12.1%)
      57,800   AFLAC, Inc., A.D.R. (Finance)                        1,849,620
      22,000   Canon, Inc. (Electronic Technology)                    831,497
       9,000   Honda Motor Co., Ltd. (Producer Mfg.)                  364,938
      19,000   Ito Yokado Co., Ltd. (Retail Trade)                    951,141
      28,000   Kao Corp. (Consumber Non-Durables)                     644,773
         328   NTT DoCoMo, Inc. (Communications)                      807,302
      22,300   Sony Corp. (Consumer Durables)                       1,177,738
      35,000   Takeda Chemical Industries
                (Health Technology)                                 1,536,009
       4,100   Tokyo Electron, Ltd. (Electronic Tech.)                267,162
                                                              ----------------
                                                                    8,430,180
                                                              ----------------

-------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    SINGAPORE (2.3%)
     104,846   DBS Group Holdings, Ltd. (Finance)                     735,882
      18,600   Flextronics Intl. (Electronic Tech.) (3)               132,618
      93,000   Venture Corp. (Electronic Technology)                  742,227
                                                              ----------------
                                                                    1,610,727
                                                              ----------------
    SOUTH KOREA (0.5%)
       3,500   Kookmin Bank (Finance)                                 169,914
       8,000   Korea Electric Power Corp. (Utilities)                 146,306
                                                              ----------------
                                                                      316,220
                                                              ----------------
    TAIWAN (1.5%)
     170,632   Hon Hai Precision Industry (Electronic
                Technology) (3)                                       697,158
      25,080   Taiwan Semiconductor, A.D.R. (Electronic
                Technology)  (3)                                      326,040
                                                              ----------------
                                                                    1,023,198
                                                              ----------------
    THAILAND (0.4%)
     317,000   Advanced Info Services (Communications)                305,332
                                                              ----------------
   EUROPE (63.5%)
    BELGIUM (0.7%)
      16,500   Interbrew (Consumer Non-Durables)                      473,719
                                                              ----------------
    FINLAND (1.5%)
      70,100   Nokia Corp., A.D.R. (Electronic Tech.)               1,015,048
                                                              ----------------
    FRANCE (17.1%)
      63,730   AXA (Finance)                                        1,165,674
      11,390   Aventis, S.A. (Health Technology)                      807,119
      11,500   Business Objects, A.D.R. (Tech. Svcs.) (3)             323,150
      20,400   Business Objects (Tech. Services) (3)                  597,375
      13,060   Carrefour, S.A. (Retail Trade)                         706,832
       9,100   Groupe Danone (Cons. Non-Durables)                   1,251,044
      20,050   L'oreal Co. (Consumer Non-Durables)                  1,564,349
      17,600   STMicroelectronics, A.D.R. (Elec. Tech.)               428,208
      12,840   Sanofi-Synthelabo, S.A. (Health Tech.)                 781,156
      23,800   Schlumberger, Ltd. (Industrial Svcs.)                1,106,700
       7,480   Sodexho Alliance, S.A. (Consumer Services)             283,678
      39,490   Suez, S.A. (Utilities)                               1,053,036
       7,300   Total Fina, S.A. (Energy Minerals)                   1,185,269
      12,790   Vivendi Environment (Utilities)                        394,741
      12,790   Vivendi Environment Warrants 03/08/06
                (Utilities) (3)                                         2,653
      13,585   Vivendi Universal (Consumer Services)                  293,561
                                                              ----------------
                                                                   11,944,545
                                                              ----------------

24
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-------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    GERMANY (5.4%)
       5,897   Allianz AG (Finance)                                 1,181,112
      31,100   Infineon Technologies AG  (Elec. Tech.)                486,221
       6,110   Muenchener Rueckver (Finance)                        1,445,236
       6,900   SAP AG (Technology Services)                           681,461
                                                              ----------------
                                                                    3,794,030
                                                              ----------------
    IRELAND (0.5%)
      58,200   Elan Corp., p.l.c., A.D.R. (Health
                Technology) (3)                                       318,354
                                                              ----------------
    NETHERLANDS (5.5%)
      44,400   ASML Holding N.V., A.D.R.
                (Electronic Technology) (3)                           671,328
      58,484   ING Groep N.V. (Finance)                             1,501,767
      30,700   Royal Dutch Petroleum, A.D.R.
                (Energy Minerals)                                   1,696,789
                                                              ----------------
                                                                    3,869,884
                                                              ----------------
    SPAIN (2.9%)
      48,411   Banca Bilbao Vizcaya Argentaria, S.A.
                (Finance)                                             547,446
      47,500   Endesa, S.A. (Utilities)                               690,078
      95,311   Telefonica, S.A. (Communications)                      800,118
                                                              ----------------
                                                                    2,037,642
                                                              ----------------
    SWEDEN (1.8%)
      60,800   Securitas 'B' (Commercial Svcs.)                     1,250,378
                                                              ----------------
    SWITZERLAND (9.6%)
      12,860   Adecco, S. A. (Commercial Svcs.)                       763,918
      18,034   Credit Suisse Group (Finance)                          572,594
       6,215   Nestle, S.A. (Consumer Non-Durables)                 1,449,185
      41,065   Novartis, A.G. (Health Technology)                   1,806,071
      11,395   Roche Holdings, A.G. (Health Tech.)                    861,430
      25,361   UBS, A.G. (Finance)                                  1,275,591
                                                              ----------------
                                                                    6,728,789
                                                              ----------------

-------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    UNITED KINGDOM (18.5%)
      87,975   Acambis, p.l.c. (Health Technology)  (3)               284,967
      15,344   AstraZeneca, p.l.c. (Health Technology)                637,790
      39,400   BP p.l.c., A.D.R. (Energy Minerals)                  1,989,306
     166,280   Barclays, p.l.c. (Finance)                           1,399,121
      20,290   Cambridge Antibody Tech. Group (Health
                Technology) (3)                                       320,109
      66,760   Celltech Group, p.l.c. (Health Tech.) (3)              529,171
     142,680   Compass Group, p.l.c. (Consumer Services)              865,610
      45,980   Diageo, p.l.c. (Consumer Non-Durables)                 597,152
      35,584   GlaxoSmithkline, A.D.R. (Health Tech.)               1,535,094
      30,544   Pearson, p.l.c. (Consumer Services)                    303,796
      48,190   Royal Bank of Scotland (Finance)                     1,366,300
      97,328   Tesco, p.l.c. (Retail Trade)                           353,836
     123,130   Unilever, p.l.c. (Consumer Non-Durables)             1,122,383
   1,200,105   Vodafone Group, p.l.c. (Communications)              1,646,410
                                                              ----------------
                                                                   12,951,045
                                                              ----------------
   LATIN AMERICA (1.8%)
    MEXICO (1.8%)
      17,900   Telefonos de Mexico S.A., A.D.R.
                (Communications)                                      574,232
     257,530   Wal-Mart de Mexico (Retail Trade)                      699,457
                                                              ----------------
                                                                    1,273,689
                                                              ----------------
   NORTH AMERICA (1.1%)
    CANADA (1.1%)
       7,900   Celestica, Inc. (Electronic Tech.) (3)                 179,409
      70,400   JDS Uniphase Corp. (Electronic Tech.) (3)              187,968
       8,500   Talisman Energy, Inc. (Energy Minerals)                383,775
                                                              ----------------
                                                                      751,152
                                                              ----------------

Total common stocks                                                63,542,781
                                                              ----------------
   (cost:  $77,728,686)

SHORT TERM SECURITIES (5.1%) (2)
    3,593,000  Sit Money Market Fund, 1.25% (4)                     3,593,000
                                                              ----------------
   (cost:  $3,593,000)

Total investments in securities
   (cost:  $81,321,686) (5)                                       $67,135,781
                                                              ================

        See accompanying notes to portfolios of investments on page 38.

[PHOTO]  SIT SMALL CAP GROWTH FUND
         YEAR ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Small Cap Growth Fund returned -27.2% over the last twelve months, compared to the twelve-month return of -25.0% for the Russell 2000 Growth Index. The Russell 2000 Index fell -8.6% for the period. Since its inception in July 1994, the Fund's annualized return was +14.0%, compared to the 5.3% and +10.0% returns for the Russell 2000 Growth Index and the Russell 2000 Index, respectively.
   Equity markets continued to struggle over the past year. Growth stocks have suffered disproportionately due to weak fundamentals in the technology sector and investors opting for greater perceived "safety" in value-oriented issues and fixed-income securities. While the negative sentiment has been driven by a host of factors, including corporate accounting scandals, geopolitical risks and sluggish earnings reports, we believe that there have been some recent positive developments that have not been recognized in the markets. These include a revival in manufacturing activity, continued low inflation, gradually improving employment trends and, perhaps most importantly, improving corporate earnings prospects. We believe an improving economy is the catalyst to reverse the adverse trends that have been in place for two years. This should lead to less desire for "risk aversion" on the part of investors and an increase in capital spending, which is the key factor in a revival of the technology sector. Both of these factors should provide a rotation back into growth stocks and, coupled with highly attractive relative valuations, lead to improved relative and absolute performance for the companies emphasized in the Fund.
   The Fund remains highly diversified, with the heaviest sector weights in finance, electronic technology, and health services. The most significant sector weighting increases over the past year occurred in health services, producer manufacturing, and retail trade, through the purchases of AdvancePCS, Triad Hospitals, DRS Technologies, Jacobs Engineering Group, Roper Industries, Chico's FAS and Electronics Boutique Holdings. The health technology and finance sectors had the greatest weighting decreases, due to relative price changes and sales of PerkinElmer, Ventana Medical Systems, Ambac Financial Group and Federated Investors.
   We strongly believe that the market correction has led to highly attractive valuations for small company growth stocks and this, coupled with the likelihood of an improving economic environment, makes us optimistic about the Fund's prospects.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
   The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.


                                PORTFOLIO SUMMARY

                 Net Asset Value 6/30/02:    $21.06 Per Share
                                 6/30/01:    $28.99 Per Share

                        Total Net Assets:   $180.7 Million

             Weighted Average Market Cap:     $1.8 Billion
                          TOTAL DIVIDEND:     $0.04 PER SHARE
                  Long-Term Capital Gain:     $0.04 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                      Finance    11.4
                              Health Services    10.8
                        Electronic Technology    10.2
                          Technology Services     8.2
                            Health Technology     7.7
                       Producer Manufacturing     7.3
                                 Retail Trade     7.3
                            Consumer Services     5.7
                       Sectors less than 5.0%    23.1
                      Cash & Other Net Assets     8.3

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                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT                            RUSSELL
                    SMALL CAP      RUSSELL 2000         2000
                   GROWTH FUND        INDEX         GROWTH INDEX
                   -----------        -----         ------------

3 Month**            -11.88%         -8.35%           -15.69%
6 Month**            -16.46          -4.70            -17.35
1 Year               -27.24          -8.60            -25.01
3 Year                 5.43           1.67             -9.63
5 Year                 7.32           4.44             -1.98
Inception             13.98          10.00              5.25
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                       SIT                            RUSSELL
                    SMALL CAP      RUSSELL 2000         2000
                   GROWTH FUND        INDEX         GROWTH INDEX
                   -----------        -----         ------------

1 Year               -27.24%         -8.60%           -25.01%
3 Year                17.19           5.09            -26.20
5 Year                42.39          24.28             -9.52
Inception            184.86         114.38             50.63
  (7/1/94)


*AS OF 6/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX AND THE RUSSELL 2000 GROWTH INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/02 would have grown to $28,486 in the Fund, or $21,438 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                        * BISYS Group, Inc.
                        * Biosite, Inc.
                        * Trigon Healthcare, Inc.
                        * New York Community Bancorp, Inc.
                        * Stericycle, Inc.
                        * Chico's FAS, Inc.
                        * Arthur J. Gallagher & Co.
                        * Universal Health Services, Inc.
                        * Mercury General Corp.
                        * Newfield Exploration Co.

                          Total Number of Holdings: 86

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002

-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (91.7%) (2)

    COMMERCIAL SERVICES (3.1%)
      83,050  Equifax, Inc.                                         2,242,350
      96,500  Performance Food Group Co. (3)                        3,267,490
                                                               ---------------
                                                                    5,509,840
                                                               ---------------
    CONSUMER DURABLES (3.7%)
      72,300  Activision, Inc. (3)                                  2,101,038
      20,400  Polaris Industries, Inc.                              1,326,000
     111,750  THQ, Inc. (3)                                         3,332,385
                                                               ---------------
                                                                    6,759,423
                                                               ---------------
    CONSUMER NON-DURABLES (3.5%)
      62,200  Coach, Inc. (3)                                       3,414,780
      92,500  Liz Claiborne, Inc.                                   2,941,500
                                                               ---------------
                                                                    6,356,280
                                                               ---------------
    CONSUMER SERVICES (5.7%)
      51,150  Career Education Corp. (3)                            2,301,750
     110,150  Cumulus Media, Inc. (3)                               1,517,867
     117,800  Emmis Communications Corp. (3)                        2,496,182
      61,350  Lee Enterprises, Inc.                                 2,147,250
      92,000  Sylvan Learning Systems, Inc. (3)                     1,834,480
                                                               ---------------
                                                                   10,297,529
                                                               ---------------
    ELECTRONIC TECHNOLOGY (10.2%)
      73,000  Adaptec, Inc. (3)                                       575,970
     195,650  Applied Micro Circuits Corp. (3)                        925,424
      41,000  Catapult Communications Corp. (3)                       896,711
     175,400  ChipPAC, Inc. (3)                                     1,083,972
      47,500  Cymer, Inc. (3)                                       1,664,400
      88,700  Extreme Networks, Inc. (3)                              866,599
     128,960  Intersil Corp. (3)                                    2,757,165
      52,250  Kronos, Inc. (3)                                      1,593,050
      70,000  Microtune, Inc. (3)                                     623,700
     123,346  Mykrolis Corp. (3)                                    1,456,716
      81,500  NetScreen Technologies, Inc. (3)                        748,170
     110,850  Oak Technology, Inc. (3)                                502,151
       9,900  Photon Dynamics, Inc. (3)                               297,000
      59,350  Plexus Corp. (3)                                      1,074,235
      77,500  PMC-Sierra, Inc. (3)                                    718,425
     181,150  Riverstone Networks, Inc. (3)                           567,000
      53,300  Varian Semiconductor Equip. Associates, Inc. (3)      1,808,469
                                                               ---------------
                                                                   18,159,157
                                                               ---------------

-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    ENERGY MINERALS (2.1%)
     101,500  Newfield Exploration Co. (3)                          3,772,755
                                                               ---------------
    FINANCE (11.4%)
      28,500  Affiliated Managers Group, Inc. (3)                   1,752,750
     112,900  Arthur J. Gallagher & Co.                             3,911,985
      37,000  Legg Mason, Inc.                                      1,825,580
      79,700  Mercury General Corp.                                 3,865,450
     169,005  New York Community Bancorp, Inc.                      4,509,053
      53,650  Partnerre, Ltd.                                       2,626,168
      57,850  Southwest Bancorporation of Texas, Inc. (3)           2,095,327
                                                               ---------------
                                                                   20,586,313
                                                               ---------------
    HEALTH SERVICES (10.8%)
      37,000  Accredo Health, Inc. (3)                              1,707,180
     106,500  AdvancePCS (3)                                        2,549,610
     127,100  Stericycle, Inc. (3)                                  4,500,611
      53,500  Triad Hospitals, Inc. (3)                             2,267,330
      45,900  Trigon Healthcare, Inc. (3)                           4,616,622
      79,400  Universal Health Services, Inc. (3)                   3,890,600
                                                               ---------------
                                                                   19,531,953
                                                               ---------------
    HEALTH TECHNOLOGY (7.7%)
     176,650  Biosite, Inc. (3)                                     4,972,698
      70,100  Cell Therapeutics, Inc. (3)                             382,676
      74,550  CryoLife, Inc. (3)                                    1,197,273
      43,500  IDEC Pharmaceuticals Corp. (3)                        1,542,075
      28,500  Invitrogen Corp. (3)                                    912,285
      26,000  NPS Pharmaceuticals, Inc. (3)                           398,320
      50,650  Protein Design Labs, Inc. (3)                           550,059
     154,200  Sangamo BioSciences, Inc. (3)                           906,696
      26,500  SurModics, Inc. (3)                                     688,735
      55,500  Techne Corp. (3)                                      1,566,210
      20,000  Varian Medical Systems, Inc.                            811,000
                                                               ---------------
                                                                   13,928,027
                                                               ---------------
    INDUSTRIAL SERVICES (2.6%)
     100,900  Grant Prideco, Inc. (3)                               1,372,240
      48,950  Oceaneering International, Inc. (3)                   1,321,650
      30,500  Smith International, Inc. (3)                         2,079,795
                                                               ---------------
                                                                    4,773,685
                                                               ---------------
    PROCESS INDUSTRIES (4.4%)
      84,700  CUNO, Inc. (3)                                        3,064,446
     101,900  Millipore Corp.                                       3,258,762
      79,500  Pall Corp.                                            1,649,625
                                                               ---------------
                                                                    7,972,833
                                                               ---------------

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-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    PRODUCER MANUFACTURING (7.3%)
     111,950  Capstone Turbine Corp. (3)                              185,837
      69,100  DRS Technologies, Inc. (3)                            2,954,025
      38,000  EDO Corp.                                             1,083,000
      82,350  Flowserve Corp. (3)                                   2,454,030
      71,550  Herley Industries, Inc. (3)                           1,517,575
      75,000  Jacobs Engineering Group, Inc.  (3)                   2,608,500
      63,450  Roper Industries, Inc.                                2,366,685
                                                               ---------------
                                                                   13,169,652
                                                               ---------------
    RETAIL TRADE (7.3%)
      35,500  Advance Auto Parts, Inc. (3)                          1,935,105
     110,200  Chico's FAS, Inc. (3)                                 4,002,464
      74,000  Electronics Boutique Holdings Corp. (3)               2,168,200
      50,450  Linens 'n Things, Inc. (3)                            1,655,264
      62,600  O'Reilly Automotive, Inc. (3)                         1,725,256
      14,900  Too, Inc. (3)                                           458,920
      19,400  Ultimate Electronics, Inc. (3)                          502,654
      21,350  Urban Outfitters, Inc. (3)                              741,272
                                                               ---------------
                                                                   13,189,135
                                                               ---------------
    TECHNOLOGY SERVICES (8.2%)
     178,300  BISYS Group, Inc. (3)                                 5,937,390
      95,550  Business Objects S.A., A.D.R. (3)                     2,684,955
     208,050  Dendrite International, Inc. (3)                      2,011,843
      66,400  Mercury Interactive Corp. (3)                         1,524,544
      52,600  Perot Systems Corp. (3)                                 572,814
     124,250  Quest Software, Inc. (3)                              1,805,353
     104,100  SmartForce Public Ltd., A.D.R. (3)                      353,940
                                                               ---------------
                                                                   14,890,839
                                                               ---------------
    TRANSPORTATION (2.3%)
      57,200  C.H. Robinson Worldwide, Inc.                         1,917,916
      97,800  Swift Transportation Co., Inc. (3)                    2,278,740
                                                               ---------------
                                                                    4,196,656
                                                               ---------------
    UTILITIES (1.4%)
      73,050  Equitable Resources, Inc.                             2,505,615
                                                               ---------------

Total common stocks
      (cost: $187,106,221)                                        165,599,692
                                                               ---------------
SHORT-TERM SECURITIES (8.7%) (2)
  15,641,000  Sit Money Market Fund, 1.25% (4)                     15,641,000
                                                               ---------------
      (cost: $15,641,000)

Total investments in securities
      (cost: $202,747,221) (5)                                   $181,240,692
                                                               ===============

        See accompanying notes to portfolios of investments on page 38.

[PHOTO]  SIT SCIENCE AND TECHNOLOGY GROWTH FUND
         YEAR ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Science and Technology Growth Fund returned -50.6% over the last twelve months, compared to the -18.0% for the S&P 500 Index and the -29.2% return for the Pacific Stock Exchange (PSE) Technology 100 Index during the period.
   Many key science and technology industries continue to be disproportionately impacted by a combination of a weak capital spending environment and investors' preference for more conservative investments in the uncertain economic climate. In this context, we believe investors must appreciate the long-term potential for growth in these high growth industries. We continue to believe very strongly that there are a multitude of themes that provide long-term investment opportunities within many science and technology industries. These themes are driven by continued innovation in a variety of areas, including biotechnology, e-commerce, data storage, communications, and the continued proliferation of digital "content" in both consumer and industrial products. In addition to long-term prospects, we believe that near- to intermediate-term fundamentals and investor sentiment have potential to improve rather quickly as economic conditions pick up. Inventories in many end-markets are very low and technology companies' relentless efforts to cut costs and become "lean" will result in a sharp improvement in profit margins once volumes improve. Finally, we believe many of the "excesses," particularly in terms of valuation, have been corrected since the peak in early 2000 and that prices are now at highly attractive levels.
   As of June 30th, the Fund was 97% invested in equity securities. Over the past year, the most significant sector weighting reduction occurred in health technology, due to relative price changes and the sales of Human Genome Sciences, Imclone, and Techne. The electronic technology and health services sectors increased in weight over the period, with new positions established over the past year in KLA-Tencor, Maxim Integrated Products, Express Scripts, and Tenet Healthcare.
   Given ongoing innovation and rapid change occurring within our economy, we believe there are many long-term investment opportunities in dynamic companies within the Science and Technology universe. We continue to remain enthusiastic about the growth prospects for companies held in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.


                                PORTFOLIO SUMMARY

               Net Asset Value  6/30/02:     $7.52 Per Share
                                6/30/01:    $15.23 Per Share

                       Total Net Assets:    $14.0 Million
            Weighted Average Market Cap:    $39.1 Billion
                         TOTAL DIVIDEND:     $0.01 PER SHARE
                 Long-Term Capital Gain:     $0.01 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    36.1
                          Technology Services    25.4
                            Health Technology    20.3
                       Producer Manufacturing     5.6
                       Sectors less than 5.0%     9.4
                      Cash & Other Net Assets     3.2

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                          AVERAGE ANNUAL TOTAL RETURNS*

                              SIT
                          SCIENCE AND
                          TECHNOLOGY           S&P
                          GROWTH FUND       500 INDEX
                          -----------       ---------

3 Month**                   -28.04%          -13.40%
6 Month**                   -38.21           -13.16
1 Year                      -50.57           -17.99
3 Years                     -20.12            -9.18
Inception                    -5.48             1.78
  (12/31/97)

                            CUMULATIVE TOTAL RETURNS*

                              SIT
                          SCIENCE AND
                          TECHNOLOGY           S&P
                          GROWTH FUND       500 INDEX
                          -----------       ---------

1 Year                      -50.57%          -17.99%
3 Years                     -49.04           -25.09
Inception                   -22.38             8.25
  (12/31/97)


*AS OF 6/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S & P 500 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 6/30/02 would have declined to $7,762 in the Fund or grown to $10,825 in the S&P 500 Index.


                                TOP 10 HOLDINGS

                           * Cisco Systems, Inc.
                           * Microsoft Corp.
                           * Symantec Corp.
                           * Dell Computer Corp.
                           * Analog Devices, Inc.
                           * First Data Corp.
                           * Intel Corp.
                           * Electronic Arts, Inc.
                           * KLA-Tencor Corp.
                           * Amgen, Inc.

                          Total Number of Holdings: 65

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002

-------------------------------------------------------------------------------
QUANTITY     NAME OF ISSUER                                  MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (96.8%) (2)

   COMMUNICATIONS (0.6%)
     19,400  Sprint Corp. (3)                                          86,718
                                                              ----------------
   CONSUMER DURABLES (2.4%)
      5,200  Electronic Arts, Inc. (3)                                343,460
                                                              ----------------
   CONSUMER SERVICES (1.8%)
      9,600  AOL Time Warner, Inc. (3)                                141,216
      1,800  eBay, Inc. (3)                                           110,916
                                                              ----------------
                                                                      252,132
                                                              ----------------
   ELECTRONIC TECHNOLOGY (36.1%)
      6,400  Agilent Technologies, Inc. (3)                           151,360
     12,400  Analog Devices, Inc. (3)                                 368,280
      7,200  Applied Materials, Inc. (3)                              136,944
     11,000  Broadcom Corp. (3)                                       192,940
      9,200  Brocade Comm. Systems, Inc. (3)                          160,816
     13,600  Ciena Corp. (3)                                           56,984
     37,500  Cisco Systems, Inc. (3)                                  523,125
     14,100  Dell Computer Corp. (3)                                  368,574
     19,100  EMC Corp. (3)                                            144,205
      8,200  Emulex Corp. (3)                                         184,582
     19,600  Harmonic, Inc. (3)                                        71,716
     10,200  Hewlett-Packard Co.                                      155,856
      7,200  Integrated Device Technology, Inc. (3)                   130,608
     18,800  Intel Corp.                                              343,476
      4,500  International Business Machines Corp.                    324,000
     13,600  Jabil Circuit, Inc. (3)                                  287,096
     38,300  JDS Uniphase Corp. (3)                                   102,261
      7,800  KLA-Tencor Corp. (3)                                     343,122
      7,200  Maxim Integrated Products, Inc. (3)                      275,976
     14,900  Nokia Corp., A.D.R.                                      215,752
      5,600  Novellus Systems, Inc. (3)                               190,400
      5,000  QUALCOMM, Inc. (3)                                       137,450
      8,200  Teradyne, Inc. (3)                                       192,700
                                                              ----------------
                                                                    5,058,223
                                                              ----------------
   HEALTH SERVICES (4.6%)
      6,200  Express Scripts, Inc. (3)                                310,682
      4,600  Tenet Healthcare Corp. (3)                               329,130
                                                              ----------------
                                                                      639,812
                                                              ----------------

-------------------------------------------------------------------------------
QUANTITY     NAME OF ISSUER                                  MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   HEALTH TECHNOLOGY (20.3%)
      8,000  Amgen, Inc. (3)                                          335,040
      6,900  Biogen, Inc. (3)                                         285,867
      5,600  Biomet, Inc.                                             151,872
      6,600  Boston Scientific Corp. (3)                              193,512
     22,400  Elan Corp., A.D.R (3)                                    122,528
      2,600  Eli Lilly and Co.                                        146,640
      4,600  Genzyme Corp. (3)                                         88,504
      7,400  IDEC Pharmaceuticals Corp. (3)                           262,330
      6,800  Medtronic, Inc.                                          291,380
      9,450  Pfizer, Inc.                                             330,750
      5,500  Protein Design Labs (3)                                   59,730
     23,000  Sangamo BioSciences, Inc. (3)                            135,240
     10,800  Sepracor, Inc. (3)                                       103,140
      2,000  St. Jude Medical, Inc.  (3)                              147,700
      2,900  Teva Pharmaceutical Industries, A.D.R.                   193,662
                                                              ----------------
                                                                    2,847,895
                                                              ----------------
   PRODUCER MANUFACTURING (5.6%)
      3,800  DRS Technologies, Inc. (3)                               162,450
      3,800  Harris Corp.                                             137,712
      4,000  Lockheed Martin Corp.                                    278,000
      1,600  Northrop Grumman Corp.                                   200,000
                                                              ----------------
                                                                      778,162
                                                              ----------------
   TECHNOLOGY SERVICES (25.4%)
      5,000  Adobe Systems, Inc.                                      142,500
      4,800  Affiliated Computer Services, Inc. (3)                   227,904
     14,600  Check Point Software Technology (3)                      197,976
      5,800  Concord EFS, Inc. (3)                                    174,812
      5,400  Electronic Data Systems Corp.                            200,610
      9,600  First Data Corp.                                         357,120
      6,800  Fiserv, Inc. (3)                                         249,628
      6,200  Intuit, Inc. (3)                                         308,264
      5,700  Mercury Interactive Corp. (3)                            130,872
      8,000  Microsoft Corp. (3)                                      437,600
      8,200  Oracle Corp. (3)                                          77,654
     11,800  PeopleSoft, Inc. (3)                                     175,584
      9,800  Siebel Systems, Inc. (3)                                 139,356
      8,400  SunGard Data Systems, Inc. (3)                           222,432
     11,800  Symantec Corp. (3)                                       387,630
      6,600  VERITAS Software Corp. (3)                               130,614
                                                              ----------------
                                                                    3,560,556
                                                              ----------------
Total common stocks                                                13,566,958
                                                              ----------------
   (cost:  $22,944,421)

32
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-------------------------------------------------------------------------------
QUANTITY     NAME OF ISSUER                                  MARKET VALUE($)(1)
-------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.0%) (2)
    422,000  Sit Money Market Fund, 1.25% (4)                         422,000
                                                              ----------------
   (cost:  $422,000)

Total investments in securities
   (cost:  $23,366,421) (5)                                       $13,988,958
                                                              ================

        See accompanying notes to portfolios of investments on page 38.

[PHOTO]  SIT DEVELOPING MARKETS GROWTH FUND
         YEAR ENDED JUNE 30, 2002
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         EUGENE C. SIT, CFA AND ROGER J. SIT

   The Sit Developing Markets Growth Fund returned -11.7% for the twelve months ended June 30, 2002. This compared to returns of -1.0% and +1.6% for the MSCI Emerging Markets Free and Lipper Emerging Markets Indices. The Fund's exposure to the software and technology hardware industries and underweight position in the materials industry were the primary negative contributors to performance. For the three months ended June 30, 2002, the Fund returned -10.6%, compared with -9.0% for the MSCI Emerging Markets Free Index and -7.0% for the Lipper Emerging Markets Index.
   The Fund's weighting in Asia was 61.9% on June 30th, compared to 56.7% for the MSCI Emerging Markets Free Index. We remain invested in companies well-positioned to benefit from economic growth in China as it reaps the benefits of increased foreign investment as a new member of the WTO. Foreign direct investment inflows to China rose 12% year-on-year during the first five months of this year, and the latest export growth and industrial production numbers have also been strong. We have also increased our weighting in Korea, where robust consumer demand and global market share gains by the country's electronics exporters are positive catalysts for investor sentiment. During the quarter, we added to our existing positions Kepco, the leading electric utility in Korea, and Samsung Electronics, the largest memory chip and third-largest cellular handset manufacturer in the world.
   In Latin America, the Fund had a weighting of 20.8% on June 30th, versus 17.6% for the MSCI Index. We believe the Mexican market is currently the most attractive in the region, and we are maintaining an overweight position there. Mexican industrial production and consumer sentiment are rebounding from a cyclical downturn, and we expect the economy to benefit from improving export demand from the U.S.
   Emerging Europe, the Middle East, and Africa had a weighting of 8.4% on June 30th, compared with 25.7% for the MSCI Index. Based on fundamentals and valuations, we continue to prefer the Asian and select Latin American markets. During the quarter, we added a position in South African mining conglomerate, Anglo American.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

        Net Asset Value 6/30/02:    $8.10 Per Share
                        6/30/01:    $9.17 Per Share

               Total Net Assets:   $11.3 Million

    Weighted Average Market Cap:   $20.9 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                               Sit Developing          MSCI Emerging
                             Markets Growth Fund    Markets Free Index

                         Asia       61.9                   56.7
                Latin America       20.8                   17.6
           Africa/Middle East        6.9                   17.7
                       Europe        1.5                    8.0
    Cash and Other Net Assets        8.9                    0.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT             MSCI          LIPPER
                    DEVELOPING        EMERGING       EMERGING
                     MARKETS           MARKETS        MARKETS
                    GROWTH FUND      FREE INDEX        INDEX
                    -----------      ----------        -----

3 Month**             -10.60%           -9.01%         -7.04%
6 Month**              -7.00             0.74           4.20
1 Year                -11.66            -0.97           1.59
3 Year                 -6.72            -8.24          -4.57
5 Year                 -9.06           -10.41          -8.14
Inception              -2.51            -4.93          -2.39
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                        SIT             MSCI          LIPPER
                    DEVELOPING        EMERGING       EMERGING
                     MARKETS           MARKETS        MARKETS
                    GROWTH FUND      FREE INDEX        INDEX
                    -----------      ----------        -----

1 Year                -11.66%           -0.97%          1.59%
3 Year                -18.83           -22.73         -13.10
5 Year                -37.80           -42.30         -34.58
Inception             -18.39           -33.27         -17.60
  (7/1/94)


*AS OF 6/30/02                                                 **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 6/30/02 would have declined to $8,161 in the Fund, or $6,673 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    21.2
                               Communications    15.3
                                      Finance    12.3
                                 Retail Trade    10.6
                            Consumer Services     6.1
                                    Utilities     5.2
                           Sectors under 5.0%    20.4
                    Cash and Other Net Assets     8.9

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002

                              10 LARGEST HOLDINGS

                     * Samsung Electronics
                     * Taiwan Semiconductor Co.
                     * Wal-Mart de Mexico
                     * Telefonos de Mexico, A.D.R.
                     * Korea Electric Power, A.D.R.
                     * Hon Hai Precision Industry
                     * Advance Info Service Public Co., Ltd.
                     * India Fund
                     * Teva Pharmaceutical, A.D.R.
                     * Grupo Televisa S.A., A.D.R.

                          Total Number of Holdings: 58

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (88.4%) (2)
     AFRICA/ MIDDLE EAST (6.9%)
      ISRAEL (3.9%)
           5,500  Check Point Software Technologies, Ltd.
                    (Technology Services) (3)                          74,580
           2,600  Taro Pharmaceutical Industries, Ltd.
                    (Health Technology) (3)                            63,752
           4,400  Teva Pharmaceutical, A.D.R.
                    (Health Technology)                               293,832
                                                                 -------------
                                                                      432,164
                                                                 -------------
      SOUTH AFRICA (3.0%)
          12,100  Anglo American p.l.c. (Non-Energy Minerals)         201,227
          18,000  South African Breweries p.l.c. (Consumer
                    Non-Durables)                                     140,893
                                                                 -------------
                                                                      342,120
                                                                 -------------
     ASIA (59.2%)
      AUSTRALIA (2.2%)
          21,410  BHP Billiton, Ltd., A.D.R. (Non-Energy
                    Minerals)                                         252,638
                                                                 -------------
      HONG KONG (14.3%)
          13,000  Cheung Kong Hldgs., Ltd. (Indus. Svcs.)             108,337
       1,280,000  China Hong Kong Photo Products Hldgs.,
                    Ltd. (Retail Trade)                               111,594
          56,000  China Mobile (Hong Kong), Ltd.
                    (Communications) (3)                              165,852
          87,000  Citic Pacific, Ltd. (Industrial Services)           188,507
          29,500  CLP Holdings (Utilities)                            117,248
          22,800  HSBC Holdings p.l.c. (Finance)                      261,625
         642,500  Henderson China Holdings, Ltd. (Finance)            273,896
          68,000  Li & Fung, Ltd. (Retail Trade)                       91,542
       1,074,000  PetroChina Co. (Energy Minerals)                    228,578
           2,900  PetroChina Co., A.D.R. (Energy Minerals)             63,684
                                                                 -------------
                                                                    1,610,863
                                                                 -------------

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
      INDIA (1.1%)
           2,400  Infosys Technologies, A.D.R. (Electronic
                    Technology)                                       122,880
                                                                 -------------
      INDONESIA (1.6%)
         378,000  PT Ramayana Lestari (Retail Trade)                  181,132
                                                                 -------------
      MALAYSIA (2.2%)
          27,000  Maxis Berhad (Communications) (3)                    34,461
          40,000  Nestle Berhad (Consumer Non-Durables)               215,795
                                                                 -------------
                                                                      250,256
                                                                 -------------
      PHILIPPINES (1.4%)
       2,343,000  Digital Telecom Philippines
                     (Communications) (3)                              32,591
       1,098,000  SM Prime Holdings, Inc. (Retail Trade)              120,004
                                                                 -------------
                                                                      152,595
                                                                 -------------
      SINGAPORE (2.8%)
          24,097  DBS Group Holdings, Ltd. (Finance)                  169,130
          18,000  Venture Mfg., Ltd. (Electronic Tech.)               143,657
                                                                 -------------
                                                                      312,787
                                                                 -------------
      SOUTH KOREA (16.2%)
           2,200  Kookmin Bank (Finance)                              106,803
             600  Kookmin Bank, A.D.R. (Finance)                       29,490
          35,100  Korea Electric Power, A.D.R. (Utilities)            367,497
           3,000  KT Corp. (Communications)                           120,453
           3,000  KT Corp., A.D.R. (Communications)                    64,950
           2,649  Samsung Electronics (Electronic
                    Technology)                                       724,480
          15,600  Shinhan Financial Group (Finance)                   220,456
           7,600  SK Telecom Co., A.D.R. (Communications)             188,404
                                                                 -------------
                                                                    1,822,533
                                                                 -------------
      TAIWAN (12.4%)
          12,646  Accton Technology Corp., G.D.R
                    (Electronic Technology) (3)                        42,680
          50,800  Accton Technology Corp.
                    (Electronic Technology) (3)                        87,432
         108,800  Advantech Co., Ltd. (Electronic Technology)         239,361
         240,240  Chroma Ate, Inc. (Electronic Technology)            174,020
          84,892  Hon Hai Precision Industry (Electronic
                    Technology)                                       346,846
         248,391  Taiwan Semiconductor Co. (Electronic
                    Technology)                                       505,572
                                                                 -------------
                                                                    1,395,911
                                                                 -------------
      THAILAND (5.0%)
         328,000  Advanced Info Service Public Co., Ltd.              315,927
                    (Communications)
          84,000  Bangkok Bank Public Co., Ltd. (Finance) (3)         138,555
          19,000  BEC World Public Co. (Consumer Services)            109,804
                                                                 -------------
                                                                      564,286
                                                                 -------------

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-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
     EUROPE (1.5%)
      SPAIN (1.5%)
           6,817  Telefonica, A.D.R. (Communications)                 169,403
                                                                 -------------
     LATIN AMERICA (20.8%)
      BRAZIL (7.1%)
      19,936,532  Banco Bradesco S.A. (Finance)                        78,615
           3,000  Brasil Telecom, A.D.R. (Communications)              84,930
           3,883  Embraer Aircraft Corp., A.D.R.
                    (Transportation)                                   83,096
          10,900  Pao de Acucar, A.D.R. (Retail Trade)                193,911
          23,900  Paranaense de Energia, A.D.R. (Utilities)            96,795
           5,860  Petrobras (Energy Minerals)                         101,353
           5,300  Petrobras, A.D.R. (Energy Minerals)                  99,958
           6,100  Tele Norte Leste Participacoes S.A.
                    (Communications)                                   60,695
                                                                 -------------
                                                                      799,353
                                                                 -------------
      MEXICO (13.7%)
           6,200  America Movil, A.D.R. (Communications)               83,080
           7,500  Coca-Cola Femsa S.A., A.D.R. (Consumer
                    Non-Durables)                                     180,000
         132,000  Grupo Financiero Bancomer (Fianance)                107,913
           7,400  Grupo Televisa S.A., A.D.R. (Consumer
                     Services)                                        276,612
          12,400  Telefonos de Mexico, A.D.R.
                    (Communications)                                  397,792
         180,770  Wal-Mart de Mexico (Retail Trade)                   490,975
                                                                 -------------
                                                                    1,536,372
                                                                 -------------

Total common stocks                                                 9,945,293
                                                                 -------------
      (cost:  $10,494,685)

CLOSED-END MUTUAL FUND (2.7%) (2)
          31,600  India Fund (Consumer Services)                      300,200
                                                                 -------------
      (cost:  $564,571)

SHORT-TERM SECURITIES (4.8%) (2)
         535,000  Sit Money Market Fund, 1.25% (4)                    535,000
                                                                 -------------
      (cost:  $535,000)

Total investments in securities
      (cost:  $11,594,256) (5)                                    $10,780,493
                                                                 =============

        See accompanying notes to portfolios of investments on page 38.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)    Percentage figures indicate percentage of total net assets.

(3)    Presently non-income producing securities.

(4) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5) At June 30, 2002, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                  LARGE CAP          MID CAP        INTERNATIONAL
                                                BALANCED           GROWTH            GROWTH            GROWTH
                                                  FUND              FUND              FUND              FUND
                                              -------------     -------------     -------------     -------------
Cost for federal income tax purposes          $  20,580,150     $  73,629,887     $ 206,555,125     $  81,321,686
                                              =============     =============     =============     =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation          $     690,298     $   7,396,350     $  20,427,894     $   5,640,416
       Gross unrealized depreciation             (3,787,670)      (17,318,887)      (47,625,744)      (19,826,321)
                                              -------------     -------------     -------------     -------------

Net unrealized appreciation (depreciation)    ($  3,097,372)    ($  9,922,537)    ($ 27,197,850)    ($ 14,185,905)
                                              =============     =============     =============     =============

                                                                 SCIENCE AND       DEVELOPING
                                                SMALL CAP        TECHNOLOGY          MARKETS
                                                 GROWTH            GROWTH            GROWTH
                                                  FUND              FUND              FUND
                                              -------------     -------------     -------------
Cost for federal income tax purposes          $ 203,774,302     $  23,582,163     $  10,780,493
                                              =============     =============     =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation          $  18,571,593     $     266,094     $   1,350,058
       Gross unrealized depreciation            (41,105,203)       (9,859,299)       (2,163,821)
                                              -------------     -------------     -------------

Net unrealized appreciation (depreciation)    ($ 22,533,610)    ($  9,593,205)    ($    813,763)
                                              =============     =============     =============

38
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                                                                              39

SIT MUTUAL FUNDS
JUNE 30, 2002
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                              LARGE CAP           MID CAP
                                            BALANCED           GROWTH             GROWTH
ASSETS                                        FUND              FUND               FUND
                                        ---------------    ---------------    ---------------
Investments in securities, at
    identified cost                     $    20,416,182    $    73,153,963    $   204,273,134
                                        ===============    ===============    ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail    $    17,482,778    $    63,707,350    $   179,357,275
Cash in bank on demand
    deposit                                          --                946                 --
Receivables:
    Dividends and accrued interest               87,108             42,143             56,267
    Fund shares sold                                 --                 46          1,175,172
    Investment securities sold                  376,709            136,776          2,072,540
    Other receivables                                --             13,508                 --
                                        ---------------    ---------------    ---------------

         Total assets                        17,946,595         63,900,769        182,661,254
                                        ---------------    ---------------    ---------------


LIABILITIES
Payables:
    Disbursements in excess of
      cash balances                              30,453                 --            989,274
    Investment securities purchased              69,772              4,219                 --
    Fund shares redeemed                             20              2,486              9,475
    Accrued investment management
      and advisory services fee                  14,491             52,400            168,659
    Other payables                                6,706              2,311            147,186
                                        ---------------    ---------------    ---------------

         Total liabilities                      121,442             61,416          1,314,594
                                        ---------------    ---------------    ---------------

Net assets applicable to
    outstanding capital stock                17,825,153         63,839,353        181,346,660
                                        ===============    ===============    ===============

Capital stock
    Par                                 $         0.001    $         0.001    $         0.001

    Authorized shares                    10,000,000,000     10,000,000,000     10,000,000,000
    Outstanding shares                        1,449,832          2,418,251         22,924,597
                                        ===============    ===============    ===============

Net asset value per share of
    outstanding capital stock           $         12.29    $         26.40    $          7.91
                                        ===============    ===============    ===============

40
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
                                                                                SCIENCE AND        DEVELOPING
                                         INTERNATIONAL       SMALL CAP          TECHNOLOGY          MARKETS
                                             GROWTH            GROWTH             GROWTH             GROWTH
ASSETS                                        FUND              FUND               FUND               FUND
                                        ---------------    ---------------    ---------------    ---------------
Investments in securities, at
    identified cost                     $    81,321,686    $   202,747,221    $    23,366,421    $    11,594,256
                                        ===============    ===============    ===============    ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail    $    67,135,781    $   181,240,692    $    13,988,958    $    10,780,493
Cash in bank on demand
    deposit                                         282                270                233                698
Receivables:
    Dividends and accrued interest               68,750             52,508              1,888             14,876
    Fund shares sold                          2,706,810            117,820                 --            499,000
    Investment securities sold                       --                 --            137,345                 --
    Other receivables                             3,680             53,287                 --              9,053
                                        ---------------    ---------------    ---------------    ---------------

         Total assets                        69,915,303        181,464,577         14,128,424         11,304,120
                                        ---------------    ---------------    ---------------    ---------------


LIABILITIES
Payables:
    Disbursements in excess of
      cash balances                                  --                 --                 --                 --
    Investment securities purchased                  --            473,219             73,950             34,805
    Fund shares redeemed                             --             92,648                 --                699
    Accrued investment management
      and advisory services fee                  80,367            215,142             15,495             18,019
    Other payables                               14,598                 --             21,449                309
                                        ---------------    ---------------    ---------------    ---------------

         Total liabilities                       94,965            781,009            110,894             53,832
                                        ---------------    ---------------    ---------------    ---------------

Net assets applicable to
    outstanding capital stock                69,820,338        180,683,568         14,017,530         11,250,288
                                        ===============    ===============    ===============    ===============

Capital stock
    Par                                 $         0.001    $         0.001    $         0.001    $         0.001

    Authorized shares                    10,000,000,000     10,000,000,000     10,000,000,000     10,000,000,000
    Outstanding shares                        6,473,701          8,578,806          1,864,718          1,388,969
                                        ===============    ===============    ===============    ===============

Net asset value per share of
    outstanding capital stock           $         10.79    $         21.06    $          7.52    $          8.10
                                        ===============    ===============    ===============    ===============

           See accompanying notes to financial statements on page 47.

SIT MUTUAL FUNDS
YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                     LARGE CAP          MID CAP
                                                    BALANCED           GROWTH            GROWTH
                                                      FUND              FUND              FUND
                                                 -------------     -------------     -------------
INVESTMENT INCOME:
     INCOME:
        Dividends *                              $     134,988     $     618,080     $     584,164
        Interest                                       628,577            60,076           303,632
                                                 -------------     -------------     -------------
              Total income                             763,565           678,156           887,796
                                                 -------------     -------------     -------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee                       217,112           904,753         3,083,120
           Less fees and expenses absorbed
              by investment adviser                         --                --          (246,660)
                                                 -------------     -------------     -------------

           Total net expenses                          217,112           904,753         2,836,460
                                                 -------------     -------------     -------------

           Net investment income (loss)                546,453          (226,597)       (1,948,664)
                                                 -------------     -------------     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
        Net realized gain (loss)                    (3,053,017)      (16,004,850)      (30,225,225)
        Net change in unrealized appreciation
           (depreciation) on investments            (1,596,602)      (17,827,153)      (76,620,570)
        Realized gain (loss) on foreign
           currency transactions                            --                --                --
        Net change in unrealized appreciation
           (depreciation) on foreign currency
           transactions                                     --                --                --
                                                 -------------     -------------     -------------

           Net gain (loss) on investments           (4,649,619)      (33,832,003)     (106,845,795)
                                                 -------------     -------------     -------------

Net increase (decrease) in net assets
     resulting from operations                   ($  4,103,166)    ($ 34,058,600)    ($108,794,459)
                                                 =============     =============     =============

-----------------

* Dividends are net of foreign withholding tax of $99,889 and $14,362 in the International Growth Fund and Developing Markets Growth Fund, respectively.

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
                                                                                    SCIENCE AND       DEVELOPING
                                                 INTERNATIONAL      SMALL CAP        TECHNOLOGY        MARKETS
                                                     GROWTH           GROWTH           GROWTH           GROWTH
                                                      FUND             FUND             FUND             FUND
                                                 ------------     ------------     ------------     ------------
INVESTMENT INCOME:
     INCOME:
        Dividends *                              $    972,580     $    712,990     $     31,296     $    175,037
        Interest                                      131,565          298,555           32,073           42,148
                                                 ------------     ------------     ------------     ------------
              Total income                          1,104,145        1,011,545           63,369          217,185
                                                 ------------     ------------     ------------     ------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee                    1,600,748        2,966,421          329,753          240,951
           Less fees and expenses absorbed
              by investment adviser                  (302,973)              --          (32,967)              --
                                                 ------------     ------------     ------------     ------------

           Total net expenses                       1,297,775        2,966,421          296,786          240,951
                                                 ------------     ------------     ------------     ------------

           Net investment income (loss)              (193,630)      (1,954,876)        (233,417)         (23,766)
                                                 ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
        Net realized gain (loss)                  (15,739,196)     (49,917,873)     (11,594,790)        (372,873)
        Net change in unrealized appreciation
           (depreciation) on investments          (10,198,066)     (12,837,016)      (3,413,606)        (965,437)
        Realized gain (loss) on foreign
           currency transactions                       (5,938)              --               --             (837)
        Net change in unrealized appreciation
           (depreciation) on foreign currency
           transactions                                 5,562               --               --               (7)
                                                 ------------     ------------     ------------     ------------

           Net gain (loss) on investments         (25,937,638)     (62,754,889)     (15,008,396)      (1,339,154)
                                                 ------------     ------------     ------------     ------------

Net increase (decrease) in net assets
     resulting from operations                   ($26,131,268)    ($64,709,765)    ($15,241,813)    ($ 1,362,920)
                                                 ============     ============     ============     ============

------------------


           See accompanying notes to financial statements on page 47.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           BALANCED                        LARGE CAP
                                                                             FUND                         GROWTH FUND
                                                               ------------------------------    ------------------------------
                                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                                  JUNE 30,        JUNE 30,          JUNE 30,        JUNE 30,
                                                                    2002            2001              2002            2001
                                                               -------------    -------------    -------------    -------------
OPERATIONS:
   Net investment income (loss)                                $     546,453    $     712,620    ($    226,597)   ($    505,749)
   Net realized gain (loss) on investments                        (3,053,017)        (581,226)     (16,004,850)       2,210,287
   Net change in unrealized appreciation
     (depreciation) on investments                                (1,596,602)      (4,904,109)     (17,827,153)     (60,102,303)
   Net realized gain (loss) on foreign currency transactions              --               --               --               --
   Net change in unrealized appreciation (depreciation) on
     foreign currency transactions                                        --               --               --               --
                                                               -------------    -------------    -------------    -------------

     Net increase (decrease) in net assets resulting from
       operations                                                 (4,103,166)      (4,772,715)     (34,058,600)     (58,397,765)
                                                               -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (596,000)        (655,000)              --               --
   Net realized gains on investments                                  (9,747)        (475,000)        (931,511)     (14,000,000)
                                                               -------------    -------------    -------------    -------------

     Total distributions                                            (605,747)      (1,130,000)        (931,511)     (14,000,000)
                                                               -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                       5,679,337       19,504,517       11,394,068       36,993,038
   Reinvested distributions                                          598,409        1,117,681          880,335       13,196,131
   Payments for shares redeemed                                   (8,690,437)      (9,076,241)     (36,274,376)     (27,362,239)
                                                               -------------    -------------    -------------    -------------

     Increase (decrease) in net assets from
       capital share transactions                                 (2,412,691)      11,545,957      (23,999,973)      22,826,930
                                                               -------------    -------------    -------------    -------------

       Total increase (decrease) in net assets                    (7,121,604)       5,643,242      (58,990,084)     (49,570,835)
NET ASSETS
   Beginning of period                                            24,946,757       19,303,515      122,829,437      172,400,272
                                                               -------------    -------------    -------------    -------------
   End of period                                               $  17,825,153    $  24,946,757    $  63,839,353    $ 122,829,437
                                                               =============    =============    =============    =============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                     $  24,367,335    $  26,780,026    $  90,354,954    $ 113,949,993
   Undistributed (distributions in excess of) net
     investment income                                               133,000          184,347               --               --
   Accumulated net realized gain (loss) from
     security transactions and foreign
     currency transactions                                        (3,741,778)        (680,814)     (17,068,988)         498,904
   Unrealized appreciation (depreciation) on investments          (2,933,404)      (1,336,802)      (9,446,613)       8,380,540
   Unrealized appreciation (depreciation) on foreign
     currency transactions                                                --               --               --               --
                                                               -------------    -------------    -------------    -------------

                                                               $  17,825,153    $  24,946,757    $  63,839,353    $ 122,829,437
                                                               =============    =============    =============    =============

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                              407,429        1,100,388          343,513          729,724
   Reinvested distributions                                           42,385           63,455           25,565          250,163
   Redeemed                                                         (626,912)        (543,165)      (1,101,363)        (537,365)
                                                               -------------    -------------    -------------    -------------

Net increase (decrease)                                             (177,098)         620,678         (732,285)         442,522
                                                               =============    =============    =============    =============

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
           MID CAP                        INTERNATIONAL                      SMALL CAP
         GROWTH FUND                       GROWTH FUND                      GROWTH FUND
------------------------------    ------------------------------    ------------------------------
  YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
   JUNE 30,        JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
     2002            2001             2002             2001             2002             2001
-------------    -------------    -------------    -------------    -------------    -------------

($  1,948,664)   ($  2,332,447)   ($    193,630)   ($    294,210)   ($  1,954,876)   ($    995,151)
  (30,225,225)      11,697,628      (15,739,196)      (5,792,945)     (49,917,873)      (5,597,078)

  (76,620,570)    (211,019,930)     (10,198,066)     (58,135,403)     (12,837,016)     (89,076,321)
           --               --           (5,938)         (17,666)              --               --

           --               --            5,562           (4,371)              --               --
-------------    -------------    -------------    -------------    -------------    -------------


 (108,794,459)    (201,654,749)     (26,131,268)     (64,244,595)     (64,709,765)     (95,668,550)
-------------    -------------    -------------    -------------    -------------    -------------

           --               --               --               --               --               --
   (5,755,281)     (99,000,000)              --       (3,821,000)        (319,828)      (4,325,000)
-------------    -------------    -------------    -------------    -------------    -------------

   (5,755,281)     (99,000,000)              --       (3,821,000)        (319,828)      (4,325,000)
-------------    -------------    -------------    -------------    -------------    -------------

   77,479,794       82,405,970      376,817,380      241,054,610      133,648,941      257,801,042
    5,495,225       93,702,751               --        3,602,513          311,390        4,251,589
 (147,115,266)     (82,056,462)    (403,950,480)    (221,415,927)    (116,134,977)    (124,800,880)
-------------    -------------    -------------    -------------    -------------    -------------


  (64,140,247)      94,052,259      (27,133,100)      23,241,196       17,825,354      137,251,751
-------------    -------------    -------------    -------------    -------------    -------------

 (178,689,987)    (206,602,490)     (53,264,368)     (44,824,399)     (47,204,239)      37,258,201

  360,036,647      566,639,137      123,084,706      167,909,105      227,887,807      190,629,606
-------------    -------------    -------------    -------------    -------------    -------------
$ 181,346,660    $ 360,036,647    $  69,820,338    $ 123,084,706    $ 180,683,568    $ 227,887,807
=============    =============    =============    =============    =============    =============

$ 242,401,334    $ 306,505,440    $ 106,787,073    $ 134,119,741    $ 258,062,728    $ 242,192,250

           --               --               --               --               --               --


  (36,138,815)       1,826,496      (22,784,508)      (7,045,312)     (55,872,631)      (5,634,930)
  (24,915,859)      51,704,711      (14,185,905)      (3,987,839)     (21,506,529)      (8,669,513)

           --               --            3,678           (1,884)              --               --
-------------    -------------    -------------    -------------    -------------    -------------

$ 181,346,660    $ 360,036,647    $  69,820,338    $ 123,084,706    $ 180,683,568    $ 227,887,807
=============    =============    =============    =============    =============    =============


    7,870,846        4,726,171       31,516,144       13,616,297        5,501,805        6,811,627
      524,854        5,403,829               --          180,674           12,317          113,953
  (14,579,237)      (5,062,552)     (33,468,771)     (12,491,615)      (4,797,505)      (3,673,222)
-------------    -------------    -------------    -------------    -------------    -------------

   (6,183,537)       5,067,448       (1,952,627)       1,305,356          716,617        3,252,358
=============    =============    =============    =============    =============    =============

           See accompanying notes to financial statements on page 47.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       SCIENCE AND
                                                                       TECHNOLOGY                   DEVELOPING MARKETS
                                                                       GROWTH FUND                      GROWTH FUND
                                                               ----------------------------    ----------------------------
                                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                 JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                                                   2002            2001            2002            2001
                                                               ------------    ------------    ------------    ------------
OPERATIONS:
   Net investment income (loss)                                ($   233,417)   ($   383,320)   ($    23,766)   $      3,125
   Net realized gain (loss) on investments                      (11,594,790)     (2,286,236)       (372,873)       (324,953)
   Net change in unrealized appreciation
     (depreciation) on investments                               (3,413,606)    (27,759,884)       (965,437)     (4,791,388)
   Net realized gain (loss) on foreign currency transactions             --              --            (837)         (1,387)
   Net change in unrealized appreciation (depreciation) on
     foreign currency transactions                                       --              --              (7)             (3)
                                                               ------------    ------------    ------------    ------------

     Net increase (decrease) in net assets resulting from
       operations                                               (15,241,813)    (30,429,440)     (1,362,920)     (5,114,606)
                                                               ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 --              --          (1,738)             --
   Net realized gains on investments                                (28,438)     (1,400,000)             --              --
                                                               ------------    ------------    ------------    ------------

     Total distributions                                            (28,438)     (1,400,000)         (1,738)             --
                                                               ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                      6,106,003      28,355,440      52,082,112      15,242,570
   Reinvested distributions                                          27,921       1,372,603           1,602              --
   Payments for shares redeemed                                  (7,299,453)    (13,618,017)    (53,345,284)    (10,927,238)
                                                               ------------    ------------    ------------    ------------

     Increase (decrease) in net assets from
       capital share transactions                                (1,165,529)     16,110,026      (1,261,570)      4,315,332
                                                               ------------    ------------    ------------    ------------

       Total increase (decrease) in net assets                  (16,435,780)    (15,719,414)     (2,626,228)       (799,274)
NET ASSETS
   Beginning of period                                           30,453,310      46,172,724      13,876,516      14,675,790
                                                               ------------    ------------    ------------    ------------
   End of period                                               $ 14,017,530    $ 30,453,310    $ 11,250,288    $ 13,876,516
                                                               ============    ============    ============    ============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                     $ 38,093,944    $ 39,492,890    $ 14,937,977    $ 16,224,150
   Undistributed (distributions in excess of) net
     investment income                                                   --              --              --           1,738
   Accumulated net realized gain (loss) from
     security transactions and foreign
     currency transactions                                      (14,698,951)     (3,075,723)     (2,873,919)     (2,501,046)
   Unrealized appreciation (depreciation) on investments         (9,377,463)     (5,963,857)       (813,763)        151,674
   Unrealized appreciation (depreciation) on foreign
     currency transactions                                               --              --              (7)             --
                                                               ------------    ------------    ------------    ------------

                                                               $ 14,017,530    $ 30,453,310    $ 11,250,288    $ 13,876,516
                                                               ============    ============    ============    ============

CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                             552,797       1,134,985       6,020,956       1,440,305
   Reinvested distributions                                           2,200          49,303             187              --
   Redeemed                                                        (690,196)       (567,741)     (6,145,987)     (1,019,129)
                                                               ------------    ------------    ------------    ------------

Net increase (decrease)                                            (135,199)        616,547        (124,844)        421,176
                                                               ============    ============    ============    ============

           See accompanying notes to financial statements on page 47.
46

SIT MUTUAL FUNDS
------------------------------------------------------------------------- [LOGO]
NOTES TO FINANCIAL STATEMENTS


(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

      This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:

      ------------------------------------ -------------------------------------
                        FUND                        INVESTMENT OBJECTIVE
      ------------------------------------ -------------------------------------
           Large Cap Growth Fund, Inc.      Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
            Mid Cap Growth Fund, Inc.       Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
               Small Cap Growth             Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
                   Balanced                 Long-term capital appreciation
                                            consistent with the preservation of
                                            principal and to provide regular
                                            income.
      ------------------------------------ -------------------------------------
              International Growth          Maximize long-term growth.
      ------------------------------------ -------------------------------------
            Developing Markets Growth       Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
             Science and Technology         Maximize long-term capital
                  Growth Fund               appreciation.
      ------------------------------------ -------------------------------------

      Significant accounting policies followed by the Funds are summarized below:


      INVESTMENTS IN SECURITIES

      Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or securities cannot be valued by the pricing service, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors, which may include dealer supplied valuations. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

      ILLIQUID SECURITIES

      Each Fund currently limits investments in illiquid securities to 15% of net assets. At June 30, 2002, there were no securities held by the Funds deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

      FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

      The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

      The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

      FEDERAL TAXES

      The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

      Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended June 30, was as follows:

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      YEAR ENDED JUNE 30, 2002:

                                                  Ordinary          Long Term
                                                   Income          Capital Gain            Total
                                                   ------          ------------            -----
      Balanced                                  $   596,000         $     9,747         $   605,747
      Large Cap Growth                                   --             931,511             931,511
      Mid Cap Growth                                     --           5,755,281           5,755,281
      International Growth                               --                  --                  --
      Small Cap Growth                                   --             319,828             319,828
      Science & Technology Growth                        --              28,438              28,438
      Developing Markets Growth                       1,738                  --               1,738


      YEAR ENDED JUNE 30, 2001:

                                                  Ordinary          Long Term
                                                   Income          Capital Gain            Total
                                                   ------          ------------            -----
      Balanced                                  $   655,000         $   475,000         $ 1,130,000
      Large Cap Growth                                   --          14,000,000          14,000,000
      Mid Cap Growth                                     --          99,000,000          99,000,000
      International Growth                               --           3,821,000           3,821,000
      Small Cap Growth                                   --           4,325,000           4,325,000
      Science & Technology Growth                        --           1,400,000           1,400,000
      Developing Markets Growth                          --                  --                  --


      As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                            Undistributed       Undistributed        Unrealized
                                              Ordinary             Capital          Appreciation
                                               Income               Gain           (Depreciation)             Total
                                               ------               ----           --------------             -----
      Balanced                              $    133,000          $       --        ($ 3,097,372)        ($ 2,964,372)
      Large Cap Growth                                --                  --          (9,922,537)          (9,922,537)
      Mid Cap Growth                                  --                  --         (27,197,850)         (27,197,850)
      International Growth                            --                  --         (14,182,227)         (14,182,227)
      Small Cap Growth                                --                  --         (22,533,610)         (22,533,610)
      Science & Technology Growth                     --                  --          (9,593,205)          (9,593,205)
      Developing Markets Growth                       --                  --            (813,770)            (813,770)

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      Undistributed net investment income and accumulated net realized gains (losses) from the Statement of Changes in Net Assets have been increased (decreased) by current permanent book-to-tax differences resulting in reclassification of additional paid-in capital as follows:

                                                 Undistributed        Accumulated          Additional
                                                net investment        net realized           paid-in
                                                    income           gains (losses)          capital
                                                    ------           --------------          -------
      Balanced                                   ($    1,800)         $     1,800                   --
      Large Cap Growth                               226,597             (631,531)         $   404,934
      Mid Cap Growth                               1,948,664           (1,984,805)              36,141
      International Growth                           193,630                5,938             (199,568)
      Small Cap Growth                             1,954,876                   --           (1,954,876)
      Science & Technology Growth                    233,417                   --             (233,417)
      Developing Markets Growth                       23,766                  837              (24,603)

      As of June 30, 2002, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

                                                 Loss Carryover             Expiration Year
                                                 --------------             ---------------
      Balanced                                   $  3,577,809                    2010
      Large Cap Growth                             16,593,064                    2010
      Mid Cap Growth                               33,856,824                    2010
      International Growth                         22,784,508                    2009
      Small Cap Growth                             54,845,550                    2010
      Science & Technology Growth                  14,483,209                    2010
      Developing Markets Growth                     2,873,918                    2007

      DISTRIBUTIONS

      Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

      CONCENTRATION OF INVESTMENTS

      The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

------------------------------------------------------------------------- [LOGO]

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)   INVESTMENT SECURITY TRANSACTIONS

      Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended June 30, 2002, were as follow:

                                                      Purchases ($)       Proceeds ($)
                                                      -------------       ------------
      Balanced Fund                                     11,171,369          13,217,262
      Large Cap Growth Fund                             30,710,814          50,217,195
      Mid Cap Growth Fund                              145,270,989         206,215,198
      International Growth Fund                         20,991,560          44,675,320
      Small Cap Growth Fund                            128,995,490         121,084,065
      Science and Technology Growth Fund                16,323,735          16,899,461
      Developing Markets Growth Fund                     2,671,566           2,647,401


(3)   EXPENSES

      INVESTMENT ADVISER

      The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                       Contractual      Net of Adviser's
                                                       Management        Voluntary Fee
                                                           Fee              Waiver
                                                           ---              ------
      Balanced Fund                                       1.00%             1.00%
      Large Cap Growth Fund                               1.00%             1.00%
      Mid Cap Growth Fund                                 1.25%             1.15%
      International Growth Fund                           1.85%             1.50%
      Small Cap Growth Fund                               1.50%             1.50%
      Science and Technology Growth Fund                  1.50%             1.35%
      Developing Markets Growth Fund                      2.00%             2.00%

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

      For the periods through December 31, 2003 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund, Science and Technology Growth Fund, and International Growth Fund to 1.15%, 1.35%, and 1.50% of the Fund's average daily net assets, respectively.

      As of June 30, 2002, the Large Cap Growth Fund, International Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, Developing Markets Growth Fund, and Balanced Fund had invested $90,000, $3,593,000, $1,000, $15,641,000, $422,000, $535,000 and $1,000,
      respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

      INVESTMENT SUB-ADVISER

      SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth Fund) on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the agreement, fees of $649,116 were paid or payable to SKI for the year ended June 30, 2002.

      TRANSACTIONS WITH AFFILIATES

      The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2002:

                                                                            % Shares
                                                         Shares            Outstanding
                                                         ------            -----------
      Balanced Fund                                       226,856            15.65
      Large Cap Growth Fund                               406,837            16.82
      Mid Cap Growth Fund                               2,939,047            12.82
      International Growth Fund                           740,833            11.44
      Small Cap Growth Fund                             1,052,070            12.26
      Science and Technology Growth Fund                  391,223            20.98
      Developing Markets Growth Fund                      196,385            14.14

------------------------------------------------------------------------- [LOGO]



                  This page has been left blank intentionally.

SIT BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                               Years Ended June 30,
                                                          ---------------------------------------------------------------
                                                             2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $ 15.33      $ 19.18      $ 17.38      $ 16.68      $ 14.93
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                        .36          .46          .40          .32          .34
    Net realized and unrealized gains
      (losses) on investments                                  (3.01)       (3.51)        2.51         1.45         2.99
-------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (2.65)       (3.05)        2.91         1.77         3.33
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  (.38)        (.48)        (.37)        (.31)        (.35)
    From realized gains                                         (.01)        (.32)        (.74)        (.76)       (1.23)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.39)        (.80)       (1.11)       (1.07)       (1.58)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $ 12.29      $ 15.33      $ 19.18      $ 17.38      $ 16.68
-------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   (17.62%)     (16.39%)      17.28%       11.25%       23.95%
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $17,825      $24,947      $19,304      $12,112      $ 7,422

RATIOS:
    Expenses to average daily net assets                        1.00%        1.00%        1.00%        1.00%        1.00%
    Net investment income to average daily net assets           2.52%        2.89%        2.34%        2.01%        2.20%
Portfolio turnover rate (excluding short-term securities)      53.53%       63.32%       68.22%       89.37%       62.62%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT LARGE CAP GROWTH FUND
------------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                                                   Years Ended June 30,
                                                           ---------------------------------------------------------------------
                                                               2002          2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                         $  38.99      $  63.66      $  52.84      $  49.34      $  40.39
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                    (.08)         (.16)         (.18)         (.04)          .02
   Net realized and unrealized gains
     (losses) on investments                                     (12.17)       (19.48)        14.41          6.96         13.17
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            (12.25)       (19.64)        14.23          6.92         13.19
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                        --            --            --          (.01)         (.07)
   From realized gains                                             (.34)        (5.03)        (3.41)        (3.41)        (4.17)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.34)        (5.03)        (3.41)        (3.42)        (4.24)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                               $  26.40      $  38.99      $  63.66      $  52.84      $  49.34
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      (31.63%)      (32.92%)       27.75%        15.10%        35.33%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $ 63,839      $122,829      $172,400      $140,258      $117,496

RATIOS:
   Expenses to average daily net assets                            1.00%         1.00%         1.00%         1.00%         1.00%
   Net investment income (loss) to average daily net assets       (0.25%)       (0.33%)       (0.31%)       (0.09%)        0.06%
Portfolio turnover rate (excluding short-term securities)         34.74%        45.26%        48.95%        70.51%        43.61%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


           See accompanying notes to financial statements on page 47.

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                 Years Ended June 30,
                                                          ------------------------------------------------------------------------
                                                             2002          2001          2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                       $  12.37      $  23.57      $  14.54      $  16.49      $  15.43
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                  (.07)         (.08)         (.12)         (.06)         (.07)
   Net realized and unrealized gains
     (losses) on investments                                    (4.16)        (7.05)        10.38           .65          3.15
----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           (4.23)        (7.13)        10.26           .59          3.08
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                      --            --            --            --            --
   From realized gains                                           (.23)        (4.07)        (1.23)        (2.54)        (2.02)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.23)        (4.07)        (1.23)        (2.54)        (2.02)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $   7.91      $  12.37      $  23.57      $  14.54      $  16.49
----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    (34.66%)      (35.21%)       73.01%         6.94%        22.19%
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $181,347      $360,037      $566,639      $375,343      $404,327

RATIOS:
   Expenses to average daily net assets                          1.15% (2)     1.06%(2)      1.00% (2)     1.00% (2)     1.00% (2)
   Net investment income (loss) to average daily net assets     (0.79%)(2)    (0.49%)(2)    (0.58%)(2)    (0.46%)(2)    (0.41%)(2)
Portfolio turnover rate (excluding short-term securities)       60.88%        56.21%        62.21%        68.62%        52.62%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the years ended June 30, 2002, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.89%), (0.68%), (0.83%), (0.71%), and (0.66%), respectively.

SIT INTERNATIONAL GROWTH FUND
------------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                                                 Years Ended June 30,
                                                          ----------------------------------------------------------------------
                                                            2002          2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                      $  14.61      $  23.58      $  18.77      $  19.14      $  18.57
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                 (.03)         (.03)         (.04)         (.07)          .02
   Net realized and unrealized gains
     (losses) on investments                                   (3.79)        (8.42)         6.36           .84          1.25
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (3.82)        (8.45)         6.32           .77          1.27
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     --            --          (.23)         (.06)         (.03)
   From realized gains                                            --          (.52)        (1.28)        (1.08)         (.67)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               --          (.52)        (1.51)        (1.14)         (.70)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $  10.79      $  14.61      $  23.58      $  18.77      $  19.14
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   (26.15%)      (36.43%)       33.38%         4.51%         7.50%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $ 69,820      $123,085      $167,909      $ 94,982      $ 99,721

RATIOS:
   Expenses to average daily net assets                         1.50% (2)     1.50% (2)     1.50% (2)     1.50% (2)     1.50%(2)
   Net investment income (loss) to average daily net assets    (0.22%)(2)    (0.20%)(2)    (0.40%)(2)    (0.37%)(2)     0.12%(2)
Portfolio turnover rate (excluding short-term securities)      25.78%        25.22%        30.61%        45.91%        43.74%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the years ended June 30, 2002, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.57%), (0.55%), (0.75%), (0.72%), and (0.23%), respectively.


           See accompanying notes to financial statements on page 47.

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                    Years Ended June 30,
                                                          -----------------------------------------------------------------------
                                                                2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                         $  28.99      $  41.35      $  18.28      $  20.35      $  18.89
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment loss                                             (.24)         (.13)         (.18)         (.18)         (.17)
    Net realized and unrealized gains
      (losses) on investments                                      (7.65)       (11.65)        23.25          1.20          2.31
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                              (7.89)       (11.78)        23.07          1.02          2.14
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From realized gains                                             (.04)         (.58)           --         (3.09)         (.68)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.04)         (.58)           --         (3.09)         (.68)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                               $  21.06      $  28.99      $  41.35      $  18.28      $  20.35
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       (27.24%)      (28.79%)      126.20%         8.77%        11.70%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                     $180,684      $227,888      $190,630      $ 50,335      $ 57,472

RATIOS:
    Expenses to average daily net assets                            1.50%         1.50%         1.50%         1.50%         1.50%
    Net investment income (loss) to average daily net assets       (0.99%)       (0.41%)       (0.83%)       (1.08%)       (0.72%)
Portfolio turnover rate (excluding short-term securities)          65.25%        39.91%        39.31%        71.84%        79.54%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
------------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                                                                                  Six Months
                                                                          Years Ended June 30,                      Ended
                                                        -----------------------------------------------------      June 30,
                                                           2002          2001          2000          1999          1998 (*)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                    $ 15.23       $ 33.38       $ 15.23       $ 11.77       $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Operations:
    Net investment income (loss)                              (.12)         (.19)         (.17)         (.07)         (.01)
    Net realized and unrealized gains
      (losses) on investments                                (7.58)       (17.10)        18.32          3.53          1.78
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                        (7.70)       (17.29)        18.15          3.46          1.77
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  --            --            --            --            --
    From realized gains                                       (.01)         (.86)           --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.01)         (.86)           --            --            --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                          $  7.52       $ 15.23       $ 33.38       $ 15.23       $ 11.77
-------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 (50.57%)      (52.96%)      119.17%        29.40%        17.70%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $14,018       $30,453       $46,173       $14,194       $ 4,858

RATIOS:
    Expenses to average daily net assets                      1.35% (2)     1.29% (2)     1.25% (2)     1.25% (2)     1.25% (2)
    Net investment income (loss) to average net assets       (1.06%)(2)    (0.94%)(2)    (0.86%)(2)    (0.72%)(2)    (0.21%)(2)
Portfolio turnover rate (excluding short-term securities)    76.78%        34.59%        29.60%        58.29%        19.37%

----------

(*) Commencement of operations was December 31, 1997

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the periods ended June 30, 2002, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (1.21%), (1.15%), (1.11%), (0.97%), and (0.46%), respectively.


           See accompanying notes to financial statements on page 47.

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                  Years Ended June 30,
                                                          -------------------------------------------------------------------
                                                                2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                         $  9.17      $ 13.43      $  9.98      $  9.05      $ 13.04
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                   (.02)          --         (.06)          --         (.06)
    Net realized and unrealized gains
      (losses) on investments                                     (1.05)       (4.26)        3.51          .93        (3.92)
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                                             (1.07)       (4.26)        3.45          .93        (3.98)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                       --           --           --           --         (.01)
    From realized gains                                              --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  --           --           --           --         (.01)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                               $  8.10      $  9.17      $ 13.43      $  9.98      $  9.05
-----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      (11.66%)     (31.72%)      34.57%       10.28%      (30.52%)
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                     $11,250      $13,877      $14,676      $11,338      $11,505

RATIOS:
    Expenses to average daily net assets                           2.00%        2.00%        2.00%        2.00%        2.00%
    Net investment income (loss) to average daily net assets      (0.20%)       0.02%       (0.55%)      (0.05%)      (0.52%)
Portfolio turnover rate (excluding short-term securities)         25.40%       21.87%       48.39%       98.24%       53.36%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


           See accompanying notes to financial statements on page 47.
60

INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------- [LOGO]



The Board of Directors and Shareholders
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Mutual Funds, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments in securities of Sit Balanced Fund (a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., Sit Mid Cap Growth Fund, Inc., Sit International Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Small Cap Growth Fund (a series of Sit Mutual Funds, Inc.), Sit Science and Technology Growth Fund (a series of Sit Mutual Funds, Inc.), and Sit Developing Markets Growth Fund (a series of Sit Mutual Funds, Inc.), as of June 30, 2002; the related statements of operations for the year then ended; the statements of changes in net assets for each of the years in the two-year period then ended; and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Science and Technology Growth Fund, and Sit Developing Markets Growth Fund as of June 30, 2002 and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP

Minneapolis, Minnesota
August 2, 2002

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INFORMATION ABOUT DIRECTORS AND OFFICERS


The Sit Mutual Funds are a family of 12 no-load mutual funds. The seven Stock Funds described in this Stock Funds Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund and the Sit Science and Technology Growth Fund (the "Funds" or individually, a "Fund"). The five Bond Funds within the Sit Mutual Fund family are described in a Bond Funds Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund and the Sit Science and Technology Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds' policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The Boards do not have standing committees. The Stock Funds SAI has additional information about the Fund directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

                                                                                                                           OTHER
                                              TERM OF OFFICE(1)                                       NUMBER OF        DIRECTORSHIPS
      NAME, ADDRESS          POSITION(S)        AND LENGTH OF         PRINCIPAL OCCUPATION(S)   FUNDS IN FUND COMPLEX     HELD BY
         AND AGE           HELD WITH FUND        TIME SERVED          DURING PAST FIVE YEARS    OVERSEEN BY DIRECTOR    DIRECTOR(4)
INDEPENDENT DIRECTORS:

John E. Hulse              Director          Director since 1995.    Trustee, Pacific Gas &              12                None
Suite 4600                                                           Electric Nuclear
90 South Seventh Street                                              Decommissioning Trust.
Minneapolis, MN  55402
Age:  69

Sidney L. Jones            Director          Director from 1988      Lecturer, Washington                12                None
Suite 4600                                   to 1989 and from        Campus Consortium of 17
90 South Seventh Street                      1993 or the Fund's      Universities; Senior Advisor
Minneapolis, MN  55402                       inception if later.     to Lawrence and Company,
Age:  68                                                             Toronto, Canada.

Donald Phillips            Director          Director of the         CEO and CIO of WestLB               12                None
Suite 4600                                   International Fund      Asset Management (USA)
90 South Seventh Street                      since 1993 and since    LLC, 4/00 to present;
Minneapolis, MN  55402                       1990 or the Fund's      President of Forstmann-
Age:  54                                     inception if later for  eff International, Inc.
                                             all other Funds.        from 1997 to 4/00.

Melvin C. Bahle            Director          Director Emeritus       Director and/or officer of          12                None
Suite 4600                 Emeritus          since 1995.             several foundations and
90 South Seventh Street                                              charitable organizations.
Minneapolis, MN  55402
Age:  82

INTERESTED DIRECTORS:

Eugene C. Sit (2)          Director and      Director since          Chairman, CEO and CIO of Sit        12               Director,
Suite 4600                 Chairman          inception.              Investment Associates, Inc.                          TIAA/CREF.
90 South Seventh Street                                              (the "Adviser); and Sit/Kim
Minneapolis, MN  55402                                               International Investment
Age:  63                                                             Associates, Inc.,
                                                                     ("Sit/Kim"); Director of SIA
                                                                     Securities Corp. (the
                                                                     "Distributor"); and Chairman
                                                                     and CEO of Sit Investment
                                                                     Fixed Income Advisors, Inc.
                                                                     ("SF")

------------------------------------------------------------------------- [LOGO]

                                                                                                                           OTHER
                                              TERM OF OFFICE(1)                                       NUMBER OF        DIRECTORSHIPS
      NAME, ADDRESS          POSITION(S)        AND LENGTH OF         PRINCIPAL OCCUPATION(S)   FUNDS IN FUND COMPLEX     HELD BY
         AND AGE           HELD WITH FUND        TIME SERVED          DURING PAST FIVE YEARS    OVERSEEN BY DIRECTOR    DIRECTOR(4)
William E. Frenzel (2)     Director          Director since 1991     Guest Scholar at the                12                None
Suite 4600                                   or the Fund's           Brookings Institution and
90 South Seventh Street                      inception if later.     member of several government
Minneapolis, MN  55402                                               policy committees,
Age: 73                                                              foundations and
                                                                     organizations. Advisory
                                                                     Director of the Adviser;
                                                                     Director of Sit/Kim and SF.


OFFICERS:

Peter L. Mitchelson        Director and      Re-Elected by the       Director and President of           N/A               N/A
Suite 4600                 Vice Chairman     Boards annually;        the Adviser; Director and
90 South Seventh Street                      Officer since           Executive Vice President of
Minneapolis, MN  55402                       inception.              Sit/Kim; Director of the
Age:  61                                                             Distributor; and Vice
                                                                     Chairman of SF. Director of
                                                                     the Sit Funds through
                                                                     4/30/02.

Roger J. Sit (3)           Executive Vice    Re-Elected by the       Present: Executive Vice             N/A               N/A
Suite 4600                 President         Boards annually;        President - Research and
90 South Seventh Street                      Officer since 1998.     Investment Management of the
Minneapolis, MN  55402                                               Adviser; Director,
Age:  40                                                             President, COO and Deputy
                                                                     CIO of Sit/Kim. Vice
                                                                     President and Senior Equity
                                                                     Research Analyst, Goldman
                                                                     Sachs & Company until 1/98.

G. Todd Berkley            Chief Operating   Re-Elected by the       COO of the Funds; Sr. Vice          N/A               N/A
Suite 4600                 Officer           Boards annually;        President, US Bancorp 12/00
90 South Seventh Street                      Officer since 2002.     to 2/01; Vice President, US
Minneapolis, MN  55402                                               Bank 5/95 to 12/99.
Age: 40

Erik S. Anderson           Vice President -  Re-Elected by the       Vice President - Research           N/A               N/A
Suite 4600                 Investments       Boards annually;        and Investment Management of
90 South Seventh Street                      Officer since 1991.     the Adviser.
Minneapolis, MN  55402
Age:  58

Ronald D. Sit (3)          Vice President -  Re-Elected by the       Vice President - Research           N/A               N/A
Suite 4600                 Investments       Boards annually;        and Investment Management of
90 South Seventh Street                      Officer since 1985.     the Adviser.
Minneapolis, MN  55402
Age: 42

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INFORMATION ABOUT DIRECTORS AND OFFICERS (CONTINUED)


                                                                                                                           OTHER
                                              TERM OF OFFICE(1)                                       NUMBER OF        DIRECTORSHIPS
      NAME, ADDRESS          POSITION(S)        AND LENGTH OF         PRINCIPAL OCCUPATION(S)   FUNDS IN FUND COMPLEX     HELD BY
         AND AGE           HELD WITH FUND        TIME SERVED          DURING PAST FIVE YEARS    OVERSEEN BY DIRECTOR    DIRECTOR(4)
OFFICERS: (CONTINUED)

Robert W. Sit (3)          Vice President -  Re-Elected by the     Vice President - Research             N/A               N/A
Suite 4600                 Investments       Boards annually;      and Investment Management of
90 South Seventh Street                      Officer since 1997.   the Adviser.
Minneapolis, MN  55402
Age: 33

Bryce A. Doty              Vice President -  Since 1996.           Vice President and Fixed              N/A               N/A
Suite 4600                 Investments.                            Income Portfolio Manager of
90 South Seventh Street    Balanced Fund                           SF.
Minneapolis, MN  55402     only.
Age:  35


Michael P. Eckert          Vice President -  Re-Elected by the     Mutual Fund Institutional             N/A               N/A
Suite 4600                 Institutional     Boards annually;      Client Group of Adviser
90 South Seventh Street    Client Group      Officer since 1989.
Minneapolis, MN  55402
Age:  46

Paul E. Rasmussen          Vice President    Re-Elected by the     Vice President, Secretary,            N/A               N/A
Suite 4600                 and Treasurer     Boards annually;      Controller and Chief
90 South Seventh Street                      Officer since 1994.   Compliance Officer of the
Minneapolis, MN  55402                                             Adviser; Vice President,
Age:  41                                                           Secretary, and Chief
                                                                   Compliance Officer of
                                                                   Sit/Kim and SF; President of
                                                                   the Distributor.

Michael J. Radmer          Secretary         Re-Elected by the     Partner of the Funds'                 N/A               N/A
Suite 1500                                   Boards annually;      general counsel, Dorsey &
50 South Sixth Street                        Officer since 1984.   Whitney, LLP
Minneapolis, MN  55402
Age:  57

Carla J. Rose              Vice President,   Re-Elected by the     Vice President,                       N/A               N/A
Suite 4600                 Assistant         Boards annually;      Administration & Deputy
90 South Seventh Street    Secretary &       Officer since 2000.   Controller of the Adviser;
Minneapolis, MN  55402     Assistant                               Vice President,
Age: 36                    Treasurer                               Administration and
                                                                   Controller of Sit/Kim;
                                                                   Controller and Treasurer of
                                                                   SF.

Kelly K. Boston            Assistant         Re-Elected by the     Staff Attorney of the                 N/A               N/A
Suite 4600                 Secretary &       Boards annually;      Adviser.
90 South Seventh Street    Assistant         Officer since 2000.
Minneapolis, MN  55402     Treasurer
Age: 33

------------------------------------------------------------------------- [LOGO]


(1) Each Director serves until his resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

(2) Directors who are deemed to be "interested person" of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an "interested person" because he is an officer of Sit Investment Associates, Inc., the Fund's investment adviser. Mr. Frenzel is deemed to be an interested person because he is an advisory director and shareholder of the Fund's investment adviser.

(3)  Mr. Roger Sit, Mr. Ronald Sit, and Mr. Robert Sit are sons of Eugene C.
     Sit.

(4) Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

SIT MUTUAL FUNDS
------------------------------------------------------------------------- [LOGO]
FEDERAL TAX INFORMATION (UNAUDITED)

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.


                                                                          LONG-TERM
                                                  ORDINARY                 CAPITAL
FUND AND PAYABLE DATE                            INCOME (a)                GAIN (b)
----------------------------------               ----------               ----------
Mid Cap Growth Fund
    December 11, 2001                            $  0.00000               $  0.22854
                                                 ==========               ==========

Large Cap Growth Fund
    December 11, 2001                            $  0.00000               $  0.33520
                                                 ==========               ==========

Balanced Fund
    October 9, 2001                              $  0.09035                       --
    December 11, 2001                               0.08996               $  0.00622
    April 9, 2002                                   0.08305                       --
    July 9, 2002                                    0.09405                       --
                                                 ----------               ----------
                                                 $  0.35740(c)            $  0.00622
                                                 ==========               ==========

Developing Markets Growth Fund
    December 11, 2001                            $  0.00124               $  0.00000
                                                 ==========               ==========

Small Cap Growth Fund
    December 11, 2001                            $  0.00000               $  0.03927
                                                 ==========               ==========

Science and Technology Growth Fund
    December 11, 2001                            $  0.00000               $  0.01403
                                                 ==========               ==========


(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)  Taxable as long-term gain.

(c) Taxable as dividend income, 19.67% qualifying for dividends-received deduction by corporations.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
A LOOK AT THE SIT MUTUAL FUNDS


     Sit Mutual funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7.1 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
         * Free telephone exchange
         * Dollar-cost averaging through an automatic investment plan
         * Electronic transfer for purchases and redemptions
         * Free checkwriting privileges on bond funds
         * Retirement accounts including IRAs and 401(k) plans


                               SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION AND   APPRECIATION
                                         INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH

ANNUAL REPORT STOCK FUNDS

Year Ended June 30, 2002


INVESTMENT ADVISER                        AUDITORS

Sit Investment Associates, Inc.           KPMG LLP
90 South Seventh Street, Suite 4600       90 South Seventh Street, Suite 4200
Minneapolis, MN 55402                     Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580
                                          LEGAL COUNSEL

DISTRIBUTOR                               Dorsey & Whitney LLP
                                          220 South Sixth Street, Suite 1500
SIA Securities Corp.                      Minneapolis, MN 55402
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)                 INVESTMENT SUB-ADVISER
800-332-5580
                                          (Developing Markets Growth Fund and
                                          International Growth Fund)
CUSTODIAN                                 Sit/Kim International Investment
                                            Associates, Inc.
The Northern Trust Company                90 South Seventh Street, Suite 4600
50 South LaSalle Street                   Minneapolis, MN 55402
Chicago, IL 60675                         612-334-5888 (Metro Area)
                                          800-332-5580

TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. BOX 5166
Westboro, MA 01581-5166




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                    SIT MUTUAL FUNDS